                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY




                          NATIONAL CAR RENTAL FINANCING
                              LIMITED PARTNERSHIP,

                                   as Issuer,

                                      and

                             THE BANK OF NEW YORK,

                                   as Trustee

                           --------------------------

                            SERIES 1996-1 SUPPLEMENT

                           dated as of April 30, 1996

                                       to

                                 BASE INDENTURE

                           dated as of April 30, 1996

                           --------------------------

                         Rental Car Asset Backed Notes

                                TABLE OF CONTENTS

                                                                            PAGE

                              PRELIMINARY STATEMENT.......................    1

                                    ARTICLE 1

                                   DESIGNATION............................    1

                                    ARTICLE 2

                                   DEFINITIONS............................    2

       Section 2.1   Incorporation of Schedule 1, Etc.....................    2
       Section 2.2   Defined Terms........................................    2

                                    ARTICLE 3

                          SERIES 1996-1 ALLOCATIONS.......................   43

       Section 3.1   Establishment of Series 1996-1 Collection Account,
                         Series 1996-1 Excess Funding Account and.........   43
                         Series 1996-1 Accrued Interest Account...........   43
       Section 3.2   Allocations with respect to the Series 1996-1
                         Notes............................................   43
       Section 3.3   Monthly Payments.....................................   53
       Section 3.4   Payment of Note Interest.............................   56
       Section 3.5   Payment of Note Principal............................   58
       Section 3.6   Retained Distribution Account........................   68
       Section 3.7   The Servicer's Failure to Instruct the Trustee to
                         Make a Deposit or Payment........................   68
       Section 3.8   Draw on Letter of Credit.............................   68
       Section 3.9   Letter of Credit Termination Demand..................   69
       Section 3.10  The Cash Collateral Account..........................   70
       Section 3.11  Class A Distribution Account.........................   73
       Section 3.12  Class B Distribution Account.........................   74
       Section 3.13  Class B Notes Subordinate to Class A Notes...........   76

                                   ARTICLE 4

                              AMORTIZATION EVENTS.........................   76

                                   ARTICLE 5

                             RIGHT TO WAIVE MAXIMUM
                         NON-PROGRAM VEHICLE AMOUNT AND
                          MAXIMUM MANUFACTURER AMOUNT.....................   78

       Section 5.1   Request for Waiver...................................   78
       Section 5.2   Consents.............................................   79



                                   ARTICLE 6

                          FORM OF SERIES 1996-1 NOTES.....................   82

       Section 6.1   Class A Notes........................................   82
       Section 6.2   Class B Notes........................................   83

                                   ARTICLE 7

                                    GENERAL...............................   84

       Section 7.1   Optional Repurchase..................................   84
       Section 7.2   Conditions to Exchanges..............................   84
       Section 7.3   Minimum Overcollateralization........................   86
       Section 7.4   Maintenance of Rating; Payment of Rating Agency
                         Fees.............................................   86
       Section 7.5   Exhibits.............................................   86
       Section 7.6   Ratification of Base Indenture.......................   86
       Section 7.7   Counterparts.........................................   87
       Section 7.8   Governing Law........................................   87
       Section 7.9   Amendments...........................................   87
       Section 7.10  Discharge of Indenture...............................   89
       Section 7.11  Inspection of Property, Books and Records............   89




      Exhibit A-1      -    Form of Restricted Global Class A Note
      Exhibit A-2      -    Form of Temporary Global Class A Note
      Exhibit A-3      -    Form of Permanent Global Class A Note
      Exhibit B-1      -    Form of Restricted Global Class B Note
      Exhibit B-2      -    Form of Temporary Global Class B Note
      Exhibit B-3      -    Form of Permanent Global Class B Note
      Exhibit C        -    Form of Consent


          SERIES 1996-1 SUPPLEMENT, dated as of April 30, 1996 (this "Supplement"), is between NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP, a special purpose Delaware limited partnership ("NFLP") and THE BANK OF NEW YORK, a New York banking corporation (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), to the Base Indenture, dated as of April 30, 1996, between NFLP and the Trustee (as amended, supplemented or otherwise modified from time to time and in effect, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              PRELIMINARY STATEMENT

          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that NFLP and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

          NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DESIGNATION

          There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Rental Car Asset Backed Notes, Series 1996-1. The Series 1996-1 Notes (as defined below) shall be issued in four classes of Class A Notes, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, and three classes of Class B Notes, the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes. The Class A-1 Rental Car Asset Backed Notes, the Class A-2 Rental Car Asset Backed Notes, the Class A-3 Rental Car Asset Backed Notes and the Class A-4 Rental Car Asset Backed Notes are designated generally herein as the "Class A Notes" and the Class B-1 Rental Car Asset Backed Notes, the Class B-2 Rental Car Asset Backed Notes and the Class B-3 Rental Car Asset Backed Notes are designated generally herein as the "Class B Notes". The Class A Notes and the Class B Notes are referred to collectively as the "Series 1996-1 Notes".

          The Class B Notes are subordinated in right of payment to the Class A Notes to the extent set forth herein.

          The proceeds from the sale of the Series 1996-1 Notes shall be deposited in the Collection Account (and allocated to the Series 1996-1 Excess Funding Account) and shall be used (i) on the Series 1996-1 Closing Date, to refinance the Refinanced Vehicles, (ii) from the Series 1996-1 Closing Date to the 90th day after the Series 1996-1 Closing Date, to finance the acquisition by National of additional Eligible Vehicles for leasing in states in which NFLP as of the time of acquisition shall not have obtained all licenses and qualifications necessary to conduct its leasing business, (iii) on and after the Series 1996-1 Closing Date, to acquire Texas Vehicles, (iv) on and after the Series 1996-1 Closing Date, to acquire Acquired Vehicles from certain Eligible Manufacturers, and (v) in certain circumstances, to pay principal on amortizing Notes of other Series or principal of and interest on the Series 1996-1 Notes.

          The Series 1996-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                    ARTICLE 2

                                   DEFINITIONS

          Section 2.1 Incorporation of Schedule 1, Etc. All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All references to "Articles", "Sections" or "Subsections" herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1996-1 Notes and not to any other Series of Notes issued by NFLP.

          Section 2.2 Defined Terms. The following words and phrases shall have the following meanings with respect to the Series 1996-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Additional Manufacturer Vehicle Enhancement Percentage" means, with respect to each Manufacturer (other than GM and Chrysler) that has become an Eligible Manufacturer and has an Eligible Manufacturer Program, the percentage approved by each Rating Agency then rating the Series 1996-1 Notes at the request of National and NFLP for such Manufacturer.

          "Additional Manufacturer Vehicle Percentage" means, as of any date of determination, with respect to each Manufacturer (other than GM and Chrysler) that has become an Eligible Manufacturer and has an Eligible Manufacturer Program, the product of (i) a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by such Manufacturer as of such day and (b) the denominator of which is an amount equal to the Aggregate Invested Amount on such day and (ii) the Series 1996-1 Invested Percentage as of such date.

          "Additional Overcollateralization Amount" means, as of any date of determination, an amount equal to (a) the Overcollateralization Portion on such date divided by the Series 1996-1 Enhancement Factor as of such date minus (b) the Overcollateralization Portion.

          "Base Indenture" has the meaning set forth in the preamble.

          "Cash Collateral Account" has the meaning specified in Section 3.9(a) of this Supplement.

          "Cash Collateral Account Surplus" means, as of any date of determination subsequent to the establishment and funding of the Cash Collateral Account pursuant to Section 3.10 of this Supplement, the amount, if any, by which the Letter of Credit Amount exceeds the Required Enhancement Amount.

          "Certificate of Credit Demand" means a certificate in the form of Annex A to the Letter of Credit.

          "Certificate of Termination Demand" means a certificate in the form of Annex B to the Letter of Credit.

          "Chrysler Vehicle Percentage" means, as of any date of determination, the product of (a) a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by Chrysler as of such date and (ii) the denominator of which is an amount equal to the Aggregate Invested Amount on such date and (b) the Series 1996-1 Invested Percentage as of such date.

          "Class A Carryover Controlled Amortization Amount" means any or all of the Class A-1 Carryover Controlled Amortization Amount, the Class A-2 Carryover Controlled Amortization Amount, the Class A-3 Carryover Controlled Amortization Amount and the Class A-4 Carryover Controlled Amortization Amount.

          "Class A Collateral" means the Collateral, the Master Collateral allocable to the Class A Notes and the Class A Distribution Account Collateral.

          "Class A Controlled Distribution Amount" means any or all of the Class A-1 Controlled Distribution Amount, the Class A-2 Controlled Distribution Amount, the Class A-3 Controlled Distribution Amount and the Class A-4 Controlled Distribution Amount, as the context requires.

          "Class A Controlled Distribution Amount Deficiency" means any or all of the Class A-1 Controlled Distribution Amount Deficiency, the Class A-2 Controlled Distribution Amount Deficiency, the Class A-3 Controlled Distribution Amount Deficiency and the Class A-4 Controlled Distribution Amount Deficiency, as the context requires.

          "Class A Deficiency Amount" means any or all of the Class A-1 Deficiency Amount, the Class A-2 Deficiency Amount, the Class A-3 Deficiency Amount and the Class A-4 Deficiency Amount, as the context requires.

          "Class A Distribution Account" has the meaning specified in Section 3.11(a) of this Supplement.

          "Class A Distribution Account Collateral" has the meaning specified in
Section 3.11(d) of this Supplement.

          "Class A Expected Final Distribution Date" means any or all of the Class A-1 Expected Final Distribution Date, the Class A-2 Expected Final Distribution Date, the Class A-3 Expected Final Distribution Date and the Class A-4 Expected Final Distribution Date, as the context requires.

          "Class A Initial Invested Amount" means any or all of the Class A-1 Initial Invested Amount, the Class A-2 Initial Invested Amount, the Class A-3 Initial Invested Amount and the Class A-4 Initial Invested Amount, as the context requires.

          "Class A Interest Rate" means any of the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate or the Class A-4 Interest Rate, as the context requires.

          "Class A Invested Amount" means, when used with respect to any date, an amount equal to (a) the aggregate Class A Initial Invested Amount minus (b) the amount of principal payments made to Class A Noteholders on or prior to such date minus (c) all Losses allocated to the Class A Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class A Noteholders on or prior to such date.

          "Class A Invested Percentage" means, on any date of determination, the sum of the Class A-1 Invested Percentage, the Class A-2 Invested Percentage, the Class A-3 Invested Percentage and the Class A-4 Invested Percentage for such date of determination.

          "Class A Investor Monthly Servicing Fee" means, on any Distribution Date, an amount equal to the product of 1/12th of 0.50% of the Class A Invested Amount as of the preceding Distribution Date (or, in the case of the initial Distribution Date, the aggregate Class A Initial Invested Amount), after giving effect to any payments of principal on such preceding Distribution Date; provided, however, that if a Rapid Amortization Period shall occur and be continuing and if National is no longer the Servicer, the Class A Investor Monthly Servicing Fee shall equal the greater of (a) the product of (i) a fraction, the numerator of which is the Class A Invested Amount on such Distribution Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Distribution Date, (ii) $20 and
(iii) the number of Vehicles as of the last day of the Related Month, and (b) the amount described in the first clause of this definition.

          "Class A Monthly Interest" means (a) with respect to the first Distribution Date and with respect to any or all of the classes of Class A Notes, as the context requires, an amount equal to the product of (i) a fraction the numerator of which is the number of days from and including the date of issuance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) to but excluding the first Distribution Date and the denominator of which is 360, (ii) the Class A Interest Rate for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) and (iii) the Class A Initial Invested Amount for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) and (b) with respect to each other Distribution Date, an amount equal to one-twelfth of the product of (A) the Class A Interest Rate for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) and (B) the Class A Principal Balance for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) as of the preceding Distribution Date (determined after giving effect to all payments, deposits and withdrawals on such preceding Distribution Date).

          "Class A Monthly Interest Shortfall" means as of any Distribution Date and with respect to any or all of the classes of Class A Notes, as the context requires, the excess, if any, of the Class A Monthly Interest for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) and any unpaid Class A Deficiency Amounts for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes (as applicable) (together with accrued interest on such unpaid Class A Deficiency Amounts) over the amount withdrawn from the Series 1996-1 Accrued Interest Account and deposited in the Class A Distribution Account on such Distribution Date pursuant to Section 3.2(a) of this Supplement.

          "Class A Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Supplemental Servicing Fee accrued during the related Series 1996-1 Interest Period times a fraction, the numerator of which is the Class A Invested Amount on such Distribution Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Distribution Date.

          "Class A Noteholder" means a Person in whose name a Class A Note is registered in the Note Register.

          "Class A Notes" means any or all of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes, in each case executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 or Exhibit A-12 to this Supplement (as applicable). Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

          "Class A Principal Balance" means, as of any date of determination, an amount equal to the Class A Initial Invested Amount minus the aggregate amount of payments of principal distributed to the Class A Noteholders prior to such date.

          "Class A Repurchase Amount" has the meaning specified in Section 7.1(a) of this Supplement.

          "Class A Waiver Deficiency Adjustment Prepayments" has the meaning specified in Section 5.2(b) of this Supplement.

          "Class A-1 Carryover Controlled Amortization Amount" means, with respect to the Class A-1 Notes for any Related Month during the Class A-1/A-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A-1 Noteholders on a pro rata basis with the Class A-2 Noteholders for the previous

Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account on account of the Class A-1 Controlled Distribution Amount was less than the Class A-1 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class A-1 Controlled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

          "Class A-1 Controlled Amortization Amount" means $23,950,000.

          "Class A-1 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-1/A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

          "Class A-1 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(a)(i)(A) of this Supplement.

          "Class A-1 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class A Monthly Interest payable in respect of the Class A-1 Notes exceeds the amount available to pay such interest on such Distribution Date.

          "Class A-1 Expected Final Distribution Date" means the July 1999 Distribution Date.

          "Class A-1 Initial Invested Amount" means an aggregate initial principal amount of $143,700,000.

          "Class A-1 Interest Rate" means a rate per annum equal to the sum of
(a) LIBOR plus (b) .50% per annum, calculated on the basis of the actual number of days elapsed in the related Interest Period divided by 360.

          "Class A-1 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount minus (b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date minus (c) all Losses allocated to the Class A-1 Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class A-1 Noteholders on or prior to such date.

          "Class A-1 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent of a fraction the numerator of which will be equal to the Class A-1 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), or, during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class A-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class A-1 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class A-1 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class A-1 Noteholders" means the holders of the Class A-1 Notes.

          "Class A-1 Notes" means the Series 1996-1 Floating Rate Rental Car Asset Backed Notes, Class A-1, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-5 or Exhibit A-9, as the context requires.

          "Class A-1/A-2 Controlled Amortization Period" means a period commencing on January 1, 1999, and ending on the earliest to occur of (a) the date on which the Class A-1 Notes and the Class A-2 Notes are paid in full, (b) the Series 1996-1 Termination Date for the Class A-1 Notes and the Class A-2 Notes and (c) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Class A-2 Carryover Controlled Amortization Amount" means, with respect to the Class A-2 Notes for any Related Month during the Class A-1/A-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A-2 Noteholders on a pro rata basis with the Class A-1 Noteholders for the previous Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account on account of the Class A-2 Controlled Distribution Amount was less than the Class A-2 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class A-2 Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

          "Class A-2 Controlled Amortization Amount" means $23,950,000.

          "Class A-2 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-1/A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

          "Class A-2 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(a)(i)(B) of this Supplement.

          "Class A-2 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class A Monthly Interest payable in respect of the Class A-2 Notes exceeds the amount available to pay such interest on the Distribution Date.

          "Class A-2 Expected Final Distribution Date" means the July 1999 Distribution Date.

          "Class A-2 Initial Invested Amount" means an aggregate initial principal amount of $143,700,000.

          "Class A-2 Interest Rate" means an interest rate equal to 6.80% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class A-2 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date minus (c) all Losses allocated to the Class A-2 Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class A-2 Noteholders on or prior to such date.

          "Class A-2 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent of a fraction the numerator of which will be equal to the Class A-2 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), or, during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class A-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class A-2 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class A-2 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class A-2 Noteholders" means the holders of the Class A-2 Notes.

          "Class A-2 Notes" means the Series 1996-1 6.80% Rental Car Asset Backed Notes, Class A-2, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-2, Exhibit A-6 or Exhibit A-10, as the context requires.

          "Class A-3 Carryover Controlled Amortization Amount" means, with respect to the Class A-3 Notes for any Related Month during the Class A-3 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account was less than the Class A-3 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class A-3 Controlled Amortization Period, the Class A-3 Carryover Controlled Amortization Amount shall be zero.

          "Class A-3 Controlled Amortization Amount" means $51,891,667.

          "Class A-3 Controlled Amortization Period" means a period commencing on January 1, 2001, and ending on the earliest to occur of (a) the date on which the Class A-3 Notes are paid in full, (b) the Series 1996-1 Termination Date for the Class A-3 Notes and (c) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Class A-3 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-3 Controlled Amortization Period, an amount equal to the sum of the Class A-3 Controlled Amortization Amount and any Class A-3 Carryover Controlled Amortization Amount for such Related Month.

          "Class A-3 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(a)(i)(C) of this Supplement.

          "Class A-3 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class A Monthly Interest that is payable in respect of the Class A-3 Notes exceeds the amount available to pay such interest on such Distribution Date.

          "Class A-3 Expected Final Distribution Date" means the July 2001 Distribution Date.

          "Class A-3 Initial Invested Amount" means an aggregate initial principal amount of $311,350,000.

          "Class A-3 Interest Rate" means a interest rate equal to 7.10% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class A-3 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-3 Initial Invested Amount minus (b) the amount of principal payments made to Class A-3 Noteholders on or prior to such date minus (c) all Losses allocated to the Class A-3 Noteholders on or prior to such date Plus (d) all Recoveries allocated to the Class A-3 Noteholders on or prior to such date.

          "Class A-3 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent of a fraction the numerator of which will be equal to the Class A-3 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), or, during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class A-3 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class A-3 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class A-3 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class A-3 Noteholders" means the holders of the Class A-3 Notes.

          "Class A-3 Notes" means the Series 1996-1 7.10% Rental Car Asset Backed Notes, Class A-3, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-3, Exhibit A-7 or Exhibit A-11, as the context requires.

          "Class A-4 Carryover Controlled Amortization Amount" means, with respect to the Class A-4 Notes for any Related Month during the Class A-4 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account was less than the Class A-4 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class A-4 Controlled Amortization Period, the Class A-4 Carryover Controlled Amortization Amount shall be zero.

          "Class A-4 Controlled Amortization Amount" means $27,941,667.

          "Class A-4 Controlled Amortization Period" means a period commencing on January 1, 2003, and ending on the earliest to occur of (a) the date on which the Class A-4 Notes are paid in full, (b) the Series 1996-1 Termination Date for the Class A-4 Notes and (c) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Class A-4 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-4 Controlled Amortization Period, an amount equal to the sum of the Class A-4 Controlled Amortization Amount and any Class A-4 Carryover Controlled Amortization Amount for such Related Month.

          "Class A-4 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(a)(i)(D) of this Supplement.

          "Class A-4 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class A Monthly Interest that is payable in respect of the Class A-4 Notes exceeds the amount available to pay such interest on such Distribution Date.

          "Class A-4 Expected Final Distribution Date" means the July 2003 Distribution Date.

          "Class A-4 Initial Invested Amount" means an aggregate initial principal amount of $167,650,000.

          "Class A-4 Interest Rate" means an interest rate equal to 7.35% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class A-4 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-4 Initial Invested Amount minus (b) the amount of principal payments made to Class A-4 Noteholders on or prior to such date minus (c) all Losses allocated to the Class A-4 Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class A-4 Noteholders on or prior to such date.

          "Class A-4 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent of a fraction the numerator of which will be equal to the Class A-4 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), or, during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class A-4 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class A-4 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all

    Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class A-4 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class A-4 Noteholders" means the holders of the Class A-4 Notes.

          "Class A-4 Notes" means the Series 1996-1 7.35% Rental Car Asset Backed Notes, Class A-4, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-4, Exhibit A-8 or Exhibit A-12, as the context requires.

          "Class B Carryover Controlled Amortization Amount" means any and all of the Class B-1 Carryover Controlled Amortization Amount, the Class B-2 Carryover Controlled Amortization Amount and the Class B-3 Carryover Controlled Amortization Amount.

          "Class B Collateral" means the Collateral, the Master Collateral allocable to the Class B Notes and the Class B Distribution Account Collateral.

          "Class B Controlled Distribution Amount" means any or all of the Class B-1 Controlled Distribution Amount, the Class B-2 Controlled Distribution Amount and the Class B-3 Controlled Distribution Amount, as the context requires.

          "Class B Controlled Distribution Amount Deficiency" means the sum of the Class B-1 Controlled Distribution Amount Deficiency, the Class B-2 Controlled Distribution Amount Deficiency, the Class B-3 Controlled Distribution Amount Deficiency and the Class B-4 Controlled Distribution Amount Deficiency.

          "Class B Deficiency Amount" has means any or all of the Class B-1 Deficiency Amount, the Class B-2 Deficiency Amount and the Class B-3 Deficiency Amount, as the context requires.

          "Class B Distribution Account" has the meaning specified in Section 3.12(a) of this Supplement.

          "Class B Distribution Account Collateral" has the meaning specified in
Section 3.12(d) of this Supplement.

          "Class B Enhancement Amount" means the sum of (a) the Series 1996-1 Available Subordinated Amount plus (b) the Letter of Credit Amount.

          "Class B Expected Final Distribution Date" means any or all of the Class B-1 Expected Final Distribution Date, the Class B-2 Expected Final Distribution Date and the Class B-3 Expected Final Distribution Date, as the context requires.

          "Class B Initial Invested Amount" means any or all of the Class B-1 Initial Invested Amount, the Class B-2 Initial Invested Amount or the Class B-3 Initial Invested Amount, as the context requires.

          "Class B Interest Rate" means any of the Class B-1 Interest Rate, the Class B-2 Interest Rate or the Class B-3 Interest Rate, as the context requires.

          "Class B Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of principal payments made to Class B Noteholders on or prior to such date minus
(c) all Losses allocated to the Class B Noteholders on or prior to such date Plus (d) all Recoveries allocated to the Class B Noteholders on or prior to such date.

          "Class B Invested Percentage" means on any date of determination, the sum of the Class B-1 Invested Percentage, the Class B-2 Invested Percentage and the Class B-3 Invested Percentage for such date of determination.

          "Class B Investor Monthly Servicing Fee" means, on any Distribution Date, an amount equal to the product of 1/12th of 0.50% of the Class B Invested Amount as of the preceding Distribution Date (or, in the case of the initial Distribution Date, the Class B Initial Invested Amount), after giving effect to any payments of principal on such preceding Distribution Date; provided, however, that if a Rapid Amortization Period shall occur and be continuing and if National is no longer the Servicer, the Class B Investor Monthly Servicing Fee shall equal the greater of (x) the product of (i) a fraction, the numerator of which is the Class B Invested Amount on such Distribution Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Distribution Date,

(ii) $20 and (iii) the number of Vehicles as of the last day of the Related Month, and (y) the amount described in the first clause of this definition.

          "Class B Monthly Interest" means (a) with respect to the first Distribution Date and with respect to any of all of the classes of Class B Notes, as the context requires, an amount equal to the product of (i) a fraction the numerator of which is the number of days from and including the date of issuance of the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) to but excluding the first Distribution Date and the denominator of which is 360, (ii) the Class B Interest Rate for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) and (iii) the Class B Initial Invested Amount for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) and (b) with respect to each other Distribution Date, an amount equal to one-twelfth of the product of (A) the Class B Interest Rate for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) and (B) the Class B Principal Balance for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) as of the preceding Distribution Date (determined after giving effect to all payments, deposits and withdrawals on such preceding Distribution Date).

          "Class B Monthly Interest Shortfall" means as of any Distribution Date and with respect to any or all of the classes of Class B Notes, as the context requires, the excess, if any, of the Class B Monthly Interest for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) and any unpaid Class B Deficiency Amounts for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) (together with accrued interest on such unpaid Class B Deficiency Amounts) over the amount withdrawn from the Series 1996-1 Accrued Interest Account and deposited in the Class B Distribution Account on such Distribution Date pursuant to Section 3.2(b) of this Supplement.

          "Class B Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Supplemental Servicing Fee accrued during the related Series 1996-1 Interest Period times a fraction, the numerator of which is the Class B Invested Amount on such Distribution Date and the denominator of which is the aggregate of the invested amounts for all outstanding Series of Notes on such Distribution Date.

          "Class B Noteholder" means a Person in whose name a Class B Note is registered in the Note Register.

          "Class B Notes" means any or all of the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes, in each case executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 Exhibit B-7, Exhibit B-8 or Exhibit B-9 of this Supplement (as applicable). Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

          "Class B Principal Balance" means, as of any date of determination, an amount equal to the Class B Initial Invested Amount minus the aggregate amount of payments of principal distributed to the Class B Noteholders prior to such date.

          "Class B Repurchase Amount" has the meaning specified in Section 7.1(a) of this Supplement.

          "Class B-1 Carryover Controlled Amortization Amount" means, with respect to the Class B-1 Notes for any Related Month during the Class B-1 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account was less than the sum of the Class A-1 Controlled Distribution Amount, the Class A-2 Controlled Distribution Amount and the Class B-1 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class B-1 Controlled Amortization Period, the Class B-1 Carryover Controlled Amortization Amount shall be zero.

          "Class B-1 Controlled Amortization Amount" means $12,600,000.

          "Class B-1 Controlled Amortization Period" means a period commencing on the later to occur of (a) July 1, 1999, and (b) the date on which the Class A-1 Notes and the Class A-2 Notes are paid in full, and ending on the earliest to occur of (i) the date on which the Class B-1 Notes are paid in full, (b) the Series 1996-1 Termination Date for the Class B-1 Notes and (c) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Class B-1 Controlled Distribution Amount" means, with respect to any Related Month during the Class B-1 Controlled Amortization Period, an amount equal to the sum of the Class B-1 Controlled Amortization Amount and any Class B-1 Carryover Controlled Amortization Amount for such Related Month.

          "Class B-1 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(b)(i)(A) of this Supplement.

          "Class B-1 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class B Monthly Interest that is payable in respect of the Class B-1 Notes exceeds the amount available to pay such interest on such Distribution Date.

          "Class B-1 Expected Final Distribution Date" means the August 1999 Distribution Date.

          "Class B-1 Initial Invested Amount" means an aggregate initial principal amount of $12,600,000.

          "Class B-1 Interest Rate" means an interest rate equal to 7.35% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class B-1 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class B-1 Initial Invested Amount minus (b) the amount of principal payments made to Class B-1 Noteholders on or prior to such date minus (c) all Losses allocated to the Class B-1 Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class B-1 Noteholders on or prior to such date.

          "Class B-1 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which will be equal to the Class B-1 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), and, during the Series 1996-1 Controlled Amortization Period or the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class B-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class B-1 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class B-1 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class B-1 Noteholders" means the holders of the Class B-1 Notes.

          "Class B-1 Notes" means the Series 1996-1 7.35% Rental Car Asset Backed Notes, Class B-1, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-4 or Exhibit B-7, as the context requires.

          "Class B-2 Carryover Controlled Amortization Amount" means, with respect to the Class B-2 Notes for any Related Month during the Class B-2 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account was less than the sum of the Class A-3 Controlled Distribution Amount and the Class B-2 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the

Class B-2 Controlled Amortization Period, the Class B-2 Carryover Controlled Amortization Amount shall be zero.

          "Class B-2 Controlled Amortization Amount" means $13,650,000.

          "Class B-2 Controlled Amortization Period" means a period commencing on the later to occur of (a) July 1, 2001, and (b) the date on which the Class A-3 Notes are paid in full, and ending on the earliest to occur of (i) the date on which the Class B-2 Notes are paid in full, (b) the Series 1996-1 Termination Date for the Class B-2 Notes and (c) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Class B-2 Controlled Distribution Amount" means, with respect to any Related Month during the Class B-2 Controlled Amortization Period, an amount equal to the sum of the Class B-2 Controlled Amortization Amount and any Class B-2 Carryover Controlled Amortization Amount for such Related Month.

          "Class B-2 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(b)(i)(B) of this Supplement.

          "Class B-2 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class B Monthly Interest that is payable in respect of the Class B-2 Notes exceeds the amount available to pay such interest on such Distribution Date.

          "Class B-2 Expected Final Distribution Date" means the August 2001 Distribution Date.

          "Class B-2 Initial Invested Amount" means an aggregate initial principal amount of $13,650,000.

          "Class B-2 Interest Rate" means an interest rate equal to 7.70% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class B-2 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class B-2 Initial Invested Amount minus (b) the amount of principal payments made to Class B-2 Noteholders on or prior to such date minus (c) all Losses allocated to the Class B-2 Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class B-2 Noteholders on or prior to such date.

          "Class B-2 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which will be equal to the Class B-2 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), and, during the Series 1996-1 Controlled Amortization Period or the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class B-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class B-2 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class B-2 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class B-2 Noteholders" means the holders of Class B-2 Notes.

          "Class B-2 Notes" means the Series 1996-1 Floating Rate Rental Car Asset Backed Notes, Class B-2, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-2, Exhibit B-5 or Exhibit B-8, as the context requires.

          "Class B-3 Carryover Controlled Amortization Amount" means, with respect to the Class B-3 Notes for any Related Month during the Class B-3 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month plus any amounts drawn from the Series 1996-1 Excess Funding Account was less than the sum of the Class A-4 Controlled Distribution Amount and the Class B-3 Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class B-3 Controlled Amortization Period, the Class B-3 Carryover Controlled Amortization Amount shall be zero.

          "Class B-3 Controlled Amortization Amount" means $7,350,00.

          "Class B-3 Controlled Amortization Period" means a period commencing on the later to occur of (a) July 1, 2003, and (b) the date on which the Class A-4 Notes are paid in full, and ending on the earliest to occur of (i) the date on which the Class B-3 Notes are paid in full, (ii) the Series 1996-1 Termination Date for the Class B-3 Notes and (iii) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Class B-3 Controlled Distribution Amount" means, with respect to any Related Month during the Class B-3 Controlled Amortization Period, an amount equal to the sum of the Class B-3 Controlled Amortization Amount and any Class B-3 Carryover Controlled Amortization Amount for such Related Month.

          "Class B-3 Controlled Distribution Amount Deficiency" has the meaning set forth in Section 3.5(b)(i)(C) of this Supplement.

          "Class B-3 Deficiency Amount" means, with respect to any Distribution Date, the amount by which the Class B Monthly Interest that is payable in respect of the Class B-3 Notes exceeds the amount available to pay such interest on such Distribution Date.

          "Class B-3 Expected Final Distribution Date" means the August 2003 Distribution Date.

          "Class B-3 Initial Invested Amount" means an aggregate initial principal amount of $7,350,000.

          "Class B-3 Interest Rate" means an interest rate equal to 7.80% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class B-3 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class B-3 Initial Invested Amount minus (b) the amount of principal payments made to Class B-3 Noteholders on or prior to such date minus (c) all Losses allocated to the Class B-3 Noteholders on or prior to such date plus (d) all Recoveries allocated to the Class B-3 Noteholders on or prior to such date.

          "Class B-3 Invested Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which will be equal to the Class B-3 Invested Amount, determined during the Series 1996-1 Revolving Period as of the end of the Related Month (or, if prior to the end of the initial Related Month, as of the Series 1996-1 Closing Date), and, during the Series 1996-1 Controlled Amortization Period or the Series 1996-1 Rapid Amortization Period, as of the end of the Series 1996-1 Revolving Period and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Class B-3 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which will be the Class B-3 Invested Amount as of the end of the Related Month and the denominator of which will be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which will be the cumulative amount of all unreimbursed Losses allocated to the Class B-3 Noteholders as of the end of the Related Month and the denominator of which will be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Class B-3 Noteholders" means the holders of the Class B-3 Notes.

          "Class B-3 Notes" means the Series 1996-1 Floating Rate Rental Car Asset Backed Notes, Class B-3, executed by NFLP and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-3, Exhibit B-6 or Exhibit B-9, as the context requires.

          "Consent" has the meaning specified in Section 5.1(c) of this Supplement.

          "Consent Period Expiration Date" has the meaning specified in Section 5.1(c) of this Supplement.

          "Deposit Date" means each Business Day on which Collections are deposited into the Collection Account.

          "Designated Amounts" has the meaning specified in Section 5.1(b) of this Supplement.

          "Enhancement" means the Class B Invested Amount, the Letter of Credit, the Cash Collateral Account and the Series 1996-1 Available Subordinated Amount.

          "Enhancement Amount" means, as of any date of determination, the sum of (a) the Class B Invested Amount as of such date, plus (b) the Letter of Credit Amount as of such date plus (c) the Series 1996-1 Available Subordinated Amount as of such date.

          "Excess Collections" has the meaning specified in Section 3.3(d) of this Supplement.

          "Expected Final Distribution Date" means any Class A Expected Final Distribution Date or Class B Expected Final Distribution Date, as the context requires.

          "GM Vehicle Percentage" means, as of any date of determination, the product of (a) a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by GM as of such day and (ii) the denominator of which is an amount equal to the Aggregate Invested Amount on such day and (b) the Series 1996-1 Invested Percentage as of such date.

          "Index Maturity" means, with respect to LIBOR, (a) during the Series 1996-1 Revolving Period, three months and (b) during the Series 1996-1 Controlled Amortization Period or the Series 1996-1 Rapid Amortization Period, one month.

          "Interest Period" means (a) in the case of the initial Distribution Date, the period from the Series 1996-1 Closing Date to but excluding the initial Distribution Date and (b) thereafter, a period from the then preceding Distribution Date to the next Distribution Date.

          "Interest Reset Date" means the first day of the applicable Interest Period.

          "Invested Amount" means, with respect to the Series 1996-1 Notes, the Series 1996-1 Invested Amount.

          "Lease Payment Losses" means as of any Distribution Date, the amount of payments due from the Lessee under the Lease with respect to the Related Month which were not paid when due (including by application of amounts drawn on the Letter of Credit).

          "Lease Payment Recoveries" means, as of any day, an amount equal to all payments made by the Lessee under the Lease and applications of amounts drawn on the Letter of Credit on such day on account of past due payments under the Lease.

          "Letter of Credit" means the irrevocable letter of credit issued by the Letter of Credit Provider in favor of the Trustee for the benefit of the Series 1996-1 Noteholders pursuant to the Letter of Credit Reimbursement Agreement.

          "Letter of Credit Amount" means, as of any date of determination, the amount (a) available to be drawn on such date under the Letter of Credit, as specified therein or (b) if the Cash Collateral Account has been established and funded pursuant to Section 3.10, the amount on deposit in the Cash Collateral Account on such date.

          "Letter of Credit Expiration Date" means the date the Letter of Credit expires as specified in the Letter of Credit.

          "Letter of Credit Provider" means Deutsche Bank AG, New York Branch.

          "LIBOR" means an interest rate for each Interest Period in respect of the Class A-1 Notes which is be determined by the Trustee as follows:

          (i) On each LIBOR Determination Date, until the principal amounts of the Class A-1 Notes are paid in full, the Trustee will determine the arithmetic mean of the offered rates (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)) for deposits in U.S. dollars for the period of the applicable Index Maturity, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, for such Interest Period will be the arithmetic mean of such offered rates (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)) as determined by the Trustee for each such Series 1996-1 Notes.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, "LIBOR" will be the London interbank offered rate for U.S. dollar deposits for the period of the applicable Index Maturity that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers, Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). With respect to a LIBOR Determination Date on which no rate appears on the Reuters Screen LIBO Page or Telerate Page 3750, the Trustee will request the principal London offices of each of four major banks in the London interbank market selected by the Trustee to provide the Trustee with offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Period will be the arithmetic mean of such quotations (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)). If fewer than two such quotations are provided, "LIBOR" for such Interest Period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Period will be the same as "LIBOR" for the immediately Preceding Interest Period.

          "LIBOR Determination Date" means, with respect to any Interest Period, the second London Banking Day prior to the Interest Reset Date for such Interest Period.

          "London Banking Day" means, for purposes of calculating LIBOR, any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Losses"' means, with respect to any Related Month, the sum (without duplication) of the following with respect to Acquired Vehicles (other than any Exchanged Vehicles): (a) all Manufacturer Late Payment Losses, Manufacturer Event of Default Losses and Purchaser Late Payment Losses for such Related Month plus (b) with respect to Disposition Proceeds received during Related Month from the sale or other disposition of Acquired Vehicles (other than pursuant to a Manufacturer Program), the excess, if any, of (i) the Net Book Values of such Acquired Vehicles calculated on the Disposition Date, over (ii) the aggregate amount of such Disposition Proceeds received during the Related Month in respect thereof by NFLP, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) plus any Termination Payments that are past due with respect to such Vehicles.

          "Manufacturer Event of Default Losses" with respect to any Related Month, means, after the occurrence of a Manufacturer Event of Default with respect to any Manufacturer, all payments that are required to be made (but are not made) by such Manufacturer to NFLP with respect to Acquired Vehicles that are either sold at Auction or returned to such Manufacturer under its Manufacturer Program; provided that the grace or other similar period for the determination of such Manufacturer Event of Default expires during such Related Month.

          "Manufacturer Late Payment Losses" means with respect to any Related Month, the amount of all payments required to be made by Manufacturers under Manufacturer Programs with respect to Acquired Vehicles, which are more than ninety (90) days past due as of the end of such Related Month; provided that such amount shall be net of amounts that are the subject of a good faith dispute as evidenced in writing by the Manufacturer questioning the accuracy of the amounts paid or payable in respect of any such Acquired Vehicles.

          "Market Value" means, with respect to any Non-Program Vehicle as of any date of determination, the market value of such Non-Program Vehicle as specified in the Related Month's published National Automobile Dealers Association, Official Used Car Guide, Central Edition (the "NADA Guide") for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year. If such Vehicle is not listed in the NADA Guide published in the Related Month preceding such date of determination, then the Black Book Official Finance/Lease Guide (the "Lease Guide") shall be used to estimate the wholesale price of the Vehicle, based on the Vehicle's model class and model year or the closest model class and model year thereto, for purposes of such months for which the wholesale price of such Vehicle is not so published in the NADA Guide; provided, however, if the NADA Guide was not published in the Related Month, then the Lease Guide shall be relied upon in its place, and if the Lease Guide is unavailable, the Market Value of such Vehicle shall be based on an independent third-party data source approved by each Rating Agency that is rating any Series of Notes at the request of NFLP or National based on the average equipment and average mileage of each

Vehicle of such model class and model year or based upon such other methodology approved by each such Rating Agency.

          "Market Value Adjustment Amount" means, as of any day on or after the third Determination Date after the Series 1996-1 Closing Date, an amount equal to the product of (a) the Series 1996-1 Invested Percentage for such day and (b) the greater of (i) the amount by which (A) the aggregate Net Book Value of Non-Program Vehicles leased under the Lease as of the preceding Determination Date exceeds (B) the average of the aggregate Market Value of such Non-Program Vehicles as of such preceding Determination Date and the two Determination Dates precedent thereto and (ii) the Measurement Month Shortfall for the most recently ended Measurement Month.

          "Maximum Manufacturer Amount" means with respect to the Series 1996-1 Notes, as of any day, the greater of (i) $40 million and (ii) 4% of the aggregate Net Book Value of all Vehicles leased under the Lease on such day.

          "Maximum Non-Program Vehicle Amount" means with respect to the Series 1996-1 Notes, as of any day, the greater of (i) $80 million and (ii) 10% of the aggregate Net Book Value of all Vehicles leased under the Lease on such day.

          "Measurement Month" with respect to any date, means the three calendar months preceding such date.

          "Measurement Month Shortfall" means, with respect to any Measurement Month, the amount by which (a) the aggregate Net Book Value (as of the date of their respective sales) of all Non-Program Vehicles sold at Auction or otherwise during such Measurement Month exceeds (b) the aggregate amount of Disposition Proceeds received from the sale of such Non-Program Vehicles.

          "Minimum Class B Enhancement Amount" means, as of any day, the sum of
(a) 13.5% of the product of (i) the Non-Program Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date plus (b) 6.5% of the product of (i) the GM Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date plus (c) 7.5% of the product of (i) the Chrysler Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date plus (d) with respect to each Eligible Manufacturer of Program Vehicles (other than GM and Chrysler) the applicable Additional Manufacturer Enhancement Percentage of the product of (i) the applicable Additional Manufacturer Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount allocable to the Class B Notes as of such date.

          "Monthly Total Principal Allocation" means the sum of all Series 1996-1 Principal Allocations and Series 1996-1 Available Subordinated Amount Allocations with respect to a Related Month.

          "Non-Program Acquired Vehicle Percentage" means, as of any date of determination, the product of (a) a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles that are Acquired Vehicles as of such day and (ii) the denominator of which is an amount equal to the Aggregate Invested Amount on such day and (b) the Series 1996-1 Invested Percentage as of such date.

          "Non-Program Vehicle Percentage" means, as of any date of determination, the product of (a) a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles as of such day and (ii) the denominator of which is an amount equal to the Aggregate Invested Amount on such day and (b) the Series 1996-1 Invested Percentage as of such date.

          "Overcollateralization Portion" means, as of any date of determination, (i) the sum of the amounts determined pursuant to clauses (a),
(b), (c), (d), (e), and (f) of the definition of the Required Enhancement Amount as of such date minus (ii) the Letter of Credit Amount as of such date.

          "Permanent Global Class A Note" means any Permanent Global Class A-1 Note, Permanent Global Class A-2 Note, Permanent Global Class A-3 Note or Permanent Global Class A-4 Note.

          "Permanent Global Class A-1 Note" means a permanent Global Class A-1
Note in registered form without interest coupons, substantially in the form of Exhibit A-9 hereto.

          "Permanent Global Class A-2 Note" means a permanent Global Class A-2
Note in registered form without interest coupons, substantially in the form of Exhibit A-10 hereto.

          "Permanent Global Class A-3 Note" means a permanent Global Class A-3
Note in registered form without interest coupons, substantially in the form of Exhibit A-11 hereto.

          "Permanent Global Class A-4 Note" means a permanent Global Class A-4
Note in registered form without interest coupons, substantially in the form of Exhibit A-12 hereto.

          "Permanent Global Class B Note" means any Permanent Global Class B-1 Note, Permanent Global Class B-2 Note or Permanent Global Class B-3 Note.

          "Permanent Global Class B-1 Note" means a permanent Global Class B-1
Note in registered form without interest coupons, substantially in the form of Exhibit B-7 hereto.

          "Permanent Global Class B-2 Note" means a permanent Global Class B-2
Note in registered form without interest coupons, substantially in the form of Exhibit B-8 hereto.

          "Permanent Global Class B-3 Note" means a permanent Global Class B-3
Note in registered form without interest coupons, substantially in the form of Exhibit B-9 hereto.

          "Purchase Agreement" means the Purchase Agreement dated April 17, 1996 among NFLP, National, CS First Boston Corporation and Citicorp Securities, Inc. by which CS First Boston Corporation and Citicorp Securities, Inc. agree to act as initial purchasers of the Series 1996-1 Notes.

          "Purchaser Late Payment Losses" means, with respect to any Related Month, the amount of all payments required to be made during such Related Month by any Person in connection with the sale or other final disposition of Acquired Vehicles which are more than sixty (60) days past due as of the end of such Related Month.

          "Rating Agency" means, with respect to the Series 1996-1 Notes, Standard & Poor's and Duff & Phelps.

          "Recoveries" means, with respect to any Related Month, the sum (without duplication) of (i) all amounts received by any of NFLP, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) from any Person during such Related Month in respect of Losses, plus (ii) the excess, if any, of (x) the aggregate amount of Disposition Proceeds received during such Related Month by NFLP, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) during such Related Month and resulting from the sale or other final disposition of Acquired Vehicles (other than pursuant to Manufacturer Programs), plus any Termination Payments that have been paid with respect to such Vehicles over (y) the Net Book Values of such Vehicles, calculated on the dates of the respective sales or dispositions thereof.

          "Repurchase Date" shall have the meaning specified in Section 7.1(a) of this Supplement.

          "Required Enhancement Amount" means, as of any date of determination, the sum of (a) 19.5% of the product of (i) the Non-Program Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date plus (b) 10.5% of the product of (i) the GM Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date plus (c) 11.5\ of the product of (i) the Chrysler Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date Plus (d) with respect to each Eligible Manufacturer of Program Vehicles (other than GM and Chrysler) the applicable Additional Manufacturer Vehicle Enhancement Percentage of the product of (i) the applicable Additional Manufacturer Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date plus (e) the Market Value Adjustment Amount for such day plus (f) the aggregate of all amounts contributed by NFLP to the Series 1996-1 Excess Funding Account during the preceding 12 month period to increase the Series 1996-1 Available Subordinated Amount in order to cure a Series 1996-1 Enhancement Deficiency (but not including any increase in the Series 1996-1 Available Subordinated Amount through Recoveries) plus (g) the Additional Overcollateralization Amount as of such date.

          "Requisite Series 1996-1 Noteholders" means Series 1996-1 Noteholders holding Notes which evidence 25% or more of the Series 1996-1 Invested Amount.

          "Restricted Global Class A Note" means any Restricted Global Class A-1 Note, Restricted Global Class A-2 Note, Restricted Global Class A-3 Note or Restricted Global Class A-4 Note.

          "Restricted Global Class A-1 Note" means a permanent global Class A-1
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1 hereto.

          "Restricted Global Class A-2 Note" means a permanent global Class A-2
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-2 hereto.

          "Restricted Global Class A-3 Note" means a permanent global Class A-3
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto.

          "Restricted Global Class A-4 Note" means a permanent global Class A-4
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-4 hereto.

          "Restricted Global Class B Note" means any Restricted Global Class B-1 Note, Restricted Global Class B-2 Note or Restricted Global Class B-3 Note.

          "Restricted Global Class B-1 Note" means a permanent global Class B-1
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-1 hereto.

          "Restricted Global Class B-2 Note" means a permanent global Class B-2
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-2 hereto.

          "Restricted Global Class B-3 Note" means a permanent global Class B-3
Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-3 hereto.

          "Retained Interest Percentage" means, on any date of determination, when used with respect to Principal Collections, Recoveries and Losses, an amount equal to one hundred percent (100%) minus the sum of (a) the invested percentages for all outstanding classes of all Series of Notes and (b) the available subordinated amount percentages for all Series Of Notes that provide for credit enhancement in the form of overcollateralization, in each case as such percentages are calculated on such date with respect to Principal Collections, Recoveries or Losses, as applicable.

          "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Series 1996-1 Accrued Interest Account" has the meaning specified in
Section 3.1(c) of this Supplement.

          "Series 1996-1 Amortization Event" means the events described in
Article 4 of this Supplement.

          "Series 1996-1 Available Subordinated Amount" means for any Determination Date, an amount equal to (a) the Series 1996-1 Available Subordinated Amount for the preceding Determination Date (or, in the case of the initial Determination Date, as of the Series 1996-1 Closing Date) minus (b) the Series 1996-1 Available Subordinated Amount Incremental Losses for the Related Month plus (c) all Series 1996-1 Incremental Recoveries for the Related Month, minus (d) the Series 1996-1 Lease Payment Losses accrued since the preceding Determination Date, plus (e) the Series 1996-1 Lease Payment Recoveries received since the preceding Determination Date plus (f) additional amounts, if any, contributed by NFLP since the preceding Determination Date (or, in the case of the first Determination Date, since the Series 1996-1 Closing Date) to the Series 1996-1 Excess Funding Account for allocation to the Series 1996-1 Available Subordinated Amount, minus (g) any amounts withdrawn from the Series 1996-1 Excess Funding Account since the preceding Determination Date (or, in the case of the first Determination Date, since the Series 1996-1 Closing Date) for allocation to the Retained Distribution Account. The "Series 1996-1 Available Subordinated Amount" for the first Determination Date means $42,388,000.

          "Series 1996-1 Available Subordinated Amount Allocation" is defined in
Section 3.2(a)(x)(ii).

          "Series 1996-1 Available Subordinated Amount Incremental Losses" means, for any Related Month, the sum of all Losses that became Losses during such Related Month and which were allocated to the Series 1996-1 Available Subordinated Amount.

          "Series 1996-1 Available Subordinated Amount Incremental Recoveries" means, for any Related Month, the sum of all Recoveries that became Recoveries during such Related Month and which were allocated to the Series 1996-1 Available Subordinated Amount.

          "Series 1996-1 Available Subordinated Amount Maximum Increase" means 10' of the sum of (x) the total of the Initial Invested Amounts of all outstanding Series of Notes plus (y) the sum of the minimum available subordinated amounts of all outstanding Series of Notes that provide for credit enhancement in the form of overcollateralization; provided, however, that if (i) a Series 1996-1 Enhancement Deficiency arises out of any Losses and (ii) the Rating Agencies shall have notified NFLP and the Trustee in writing that, if such Series 1996-1 Enhancement Deficiency is cured, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 1996-1 Enhancement Deficiency, then the Series 1996-1 Available Subordinated Amount Maximum Increase shall not be limited in amount, to the extent necessary to cure such Series 1996-1 Enhancement Deficiency.

          "Series 1996-1 Available Subordinated Amount Percentage" means on any date of determination:

          (a) when used with respect to Principal Collections during the Series 1996-1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the Series 1996-1 Available Subordinated Amount as of the end of the Related Month or, until the end of the initial Related Month, on the Series 1996-1 Closing Date and the denominator of which is the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) Invested Percentages for allocations with respect to Principal Collections (for all classes of all Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (b) when used with respect to Principal Collections during the Series 1996-1 Controlled Amortization Period and the Series 1996-1 Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Series 1996-1 Available Subordinated Amount as of the end of the Series 1996-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) Invested Percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

          (c) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which shall be the Series 1996-1 Available Subordinated Amount as of the end of the Related Month and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the second Related Month, as of the Series 1996-1 Closing Date, and (B) as of the same date as in clause
    (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses for all classes of all Series of Notes and (ii) available subordinated amount percentages for allocations with respect to Losses (for all

    Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Losses allocated to the Series 1996-1 Available Subordinated Amount as of the end of the Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such Related Month.

          "Series 1996-1 Closing Date" means April 30, 1996.

          "Series 1996-1 Collection Account" is defined in Section 3.1(b) of this Supplement.

          "Series 1996-1 Controlled Amortization Period" means any or all of the Class A-1/A-2 Controlled Amortization Period, the Class A-3 Controlled Amortization Period, the Class A-4 Controlled Amortization Period, the Class B-1 Controlled Amortization Period, the Class B-2 Controlled Amortization Period or the Class B-3 Controlled Amortization Period, as the context requires.

          "Series 1996-1 Deposit Date" is defined in Section 3.2 of this Supplement.

          "Series 1996-1 Enhancement Deficiency" means, on any day, (a) the amount by which the Enhancement Amount is less than the Required Enhancement Amount or (b) the Class B Enhancement Amount is less than the Minimum Class B Enhancement Amount.

          "Series 1996-1 Enhancement Factor" means, as of any date of determination, 100% minus the percentage calculated pursuant to clause (a) of the definition of "Series 1996-1 Enhancement Percentage" on such date.

          "Series 1996-1 Enhancement Percentage" means, as of any date of determination, (a) the percentage equivalent of a fraction, the numerator of which is the sum of the amounts determined pursuant to clauses (a), (b), (c),
(d), (e) and (f) of the definition of "Required Enhancement Amount" as of such date and the denominator of which is the Series 1996-1 Invested Amount as of such date minus (b) the percentage equivalent of a fraction, the numerator of which is the Letter of Credit Amount as of such date and the denominator of which is the Series 1996-1 Invested Amount as of such date.

          "Series 1996-1 Excess Funding Account" is defined in Section 3.1(b) of this Supplement.

          "Series 1996-1 Interest Period" means a period commencing on and including a Distribution Date and ending on the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 1996-1 Interest Period shall commence on the Series 1996-1 Closing Date and end on the day preceding the May 1996 Distribution Date.

          "Series 1996-1 Invested Amount" means, as of any day, the sum of the Class A Invested Amount and the Class B Invested Amount on such day.

          "Series 1996-1 Invested Percentage" means, as of any day, the sum of
(i) the Class A Invested Percentage as of the last day of the Related Month (for allocations with respect to Principal Collections) plus (ii) the Class B Invested Percentage as of the last day of the Related Month (for allocations with respect to Principal Collections) plus (iii) the Series 1996-1 Available Subordinated Amount Percentage as of the last day of the Related Month (for allocations with respect to Principal Collections).

          "Series 1996-1 Lease Payment Deficit" means on any Distribution Date, an amount equal to the deficit, if any, of the aggregate amount of Principal Collections and Interest Collections with respect to the Related Month which were actually allocated in respect of Series 1996-1 Notes, and the aggregate amount of Principal Collections and Interest Collections that would have been allocated with respect to the Related Month in respect of Series 1996-1 Notes, if all payments required to be made under the Lease with respect to the Related Month were paid in full.

          "Series 1996-1 Lease Payment Losses" means, for any Distribution Date, an amount equal to the excess, if any, of (a) the Series 1996-1 Lease Payment Deficit on such Distribution Date over (b) amounts drawn on the Letter of Credit and/or the Cash Collateral Account with respect to such Series 1996-1 Lease Payment Deficit.

          "Series 1996-1 Lease Payment Recoveries" means, for any day, the Series 1996-1 Lease Payment Recoveries Percentage of all Lease Payment Recoveries on such day.

          "Series 1996-1 Lease Payment Recoveries Percentage" means the percentage equivalent of a fraction, (a) the numerator of which is the cumulative amount of all unreimbursed Series 1996-1 Lease Payment Losses as of the last day of the

Related Month and (b) the denominator of which is the cumulative amount of all unreimbursed Lease Payment Losses for all Series as of the last day of the Related Month.

          "Series 1996-1 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in Section 4(a) through (d) of this Supplement that continues for thirty (30) days or more (without double counting any cure periods provided for in Sections 4(a) through (d) of this Supplement; provided, however, that such event or condition shall not constitute a Series 1996-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, NFLP or National shall have cured such Series 1996-1 Amortization Event and (ii) the Rating Agency shall have notified NFLP, National and the Trustee in writing that after such cure of such Series 1996-1 Amortization Event is provided for, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agency as they received prior to the occurrence of such Series 1996-1 Amortization Event.

          "Series 1996-1 Liquidity Amount" means, as of any day during the Series 1996-1 Controlled Amortization Period, an amount in cash equal to the sum of (a) the Class A Controlled Distribution Amount for the next Distribution Date plus (b) the Class B Controlled Distribution Amount for the next Distribution Date.

          "Series 1996-1 Minimum Overcollateralization Deficit" means, as of any day, that (a) the Overcollateralization Portion on such day is less than (b) 19.5` of the product of (i) the Non-Program Acquired Vehicle Percentage as of such date and (ii) the Series 1996-1 Invested Amount as of such date.

          "Series 1996-1 Monthly Servicing Fee" means the sum of (a) the Class A Investor Monthly Servicing Fee, plus (b) the Class B Investor Monthly Servicing Fee, plus (c) the Class A Monthly Supplemental Servicing Fee, plus (d) the Class B Monthly Supplemental Servicing Fee.

          "Series 1996-1 Note Prepayment Premium" has the meaning specified in
Section 7.1(c).

          "Series 1996-1 Noteholders" means the Class A Noteholders and the Class B Noteholders.

          "Series 1996-1 Notes" has the meaning set forth in Article 1 of this Supplement.

          "Series 1996-1 Principal Allocation" is defined in Section 3.2(a)(x)(ii) of this Supplement.

          "Series 1996-1 Principal Balance" means, as of any date of determination, an amount equal to the sum of the Class A Principal Balance on such day and the Class B Principal Balance on such day.

          "Series 1996-1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1996-1 Notes and ending upon the earlier to occur of (a) the date on which the Series 1996-1 Notes are paid in full and (b) the Series 1996-1 Termination Date.

          "Series 1996-1 Revolving Period" means, with respect to any Class A Note or Class B Note, the period from and including the Series 1996-1 Closing Date to the earlier of (i) the commencement of the Series 1996-1 Controlled Amortization Period for such class of Series 1996-1 Notes and (ii) the commencement of the Series 1996-1 Rapid Amortization Period.

          "Series 1996-1 Termination Date" means (a) with respect to the Class A-1 Notes, the Class A-2 Notes and the Class B-1 Notes, the April 2000 Distribution Date, (b) with respect to the Class A-3 Notes and the Class B-2 Notes, the April 2002 Distribution Date and (c) with respect to the Class A-4 Notes and the Class B-3 Notes, the October 2003 Distribution Date.

          "Servicing Fee" shall have the meaning specified in Section 3.3(c) of this Supplement.

          "Support Credit Enhancer" means General Motors Corporation.

          "Support Letter of Credit Reimbursement Agreement" means the Support Letter of Credit Reimbursement Agreement, dated as of April 30, 1996, between the Support Credit Enhancer and National, as amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Temporary Global Class A Note" means any Temporary Global Class A-1 Note, Temporary Global Class A-2 Note, Temporary Global Class A-3 Note or Temporary Global Class A-4 Note.

          "Temporary Global Class A-1 Note" means a temporary global Class A-1
Note in registered form without interest coupons, substantially in the form of Exhibit A-5 hereto.

          "Temporary Global Class A-2 Note" means a temporary global Class A-2
Note in registered form without interest coupons, substantially in the form of Exhibit A-6 hereto.

          "Temporary Global Class A-3 Note" means a temporary global Class A-3
Note in registered form without interest coupons, substantially in the form of Exhibit A-7 hereto.

          "Temporary Global Class A-4 Note" means a temporary global Class A-4
Note in registered form without interest coupons, substantially in the form of Exhibit A-8 hereto.

          "Temporary Global Class B Note" any Temporary Global Class B-1 Note, Temporary Global Class B-2 Note or Temporary Global Class B-3 Note.

          "Temporary Global Class B-1 Note" means a temporary global Class B-1
Note in registered form without interest coupons, substantially in the form of Exhibit B-4 hereto.

          "Temporary Global Class B-2 Note" means a temporary global Class B-2
Note in registered form without interest coupons, substantially in the form of Exhibit B-5 hereto.

          "Temporary Global Class B-3 Note" means a temporary global Class B-3
Note in registered form without interest coupons, substantially in the form of Exhibit B-6 hereto.

          "Waiver Deficiency" means, as of any determination date, the amount by which the aggregate principal balance of Class A Notes held by consenting Class A Noteholders exceeds 89% of the sum of (a) the aggregate principal balance of Class A Notes held by consenting Class A Noteholders, Plus (b) the aggregate principal amount of Class B Notes held by consenting Class B Noteholders, plus
(c) the Series 1996-1 Available Subordinated Amount, plus (d) the Letter of Credit Amount.

          "Waiver Event" means the occurrence of the delivery of a Waiver Request and the subsequent waiver of the eligibility requirements for any Eligible Manufacturer Program in accordance with the provisions of Article 5 of this Supplement.

          "Waiver Request" shall have the meaning specified in Section 5.1(a) of this Supplement.

                                   ARTICLE 3

                            SERIES 1996-1 ALLOCATIONS

          With respect to the Series 1996-1 Notes only, the following shall apply:

          Section 3.1 Establishment of Series 1996-1 Collection Account. Series 1996-1 Excess Funding Account and Series 1996-1 Accrued Interest Account.

                (a) All Collections allocable to the Class A Notes and the Class B Notes shall be allocated to the Collection Account.

                (b) The Trustee will create two administrative sub-accounts within the Collection Account for the benefit of the Series 1996-1 Noteholders: the Series 1996-1 Collection Account (such sub-account, the "Series 1996-1 Collection Account") and the Series 1996-1 Excess Funding Account (such sub-account, the "Series 1996-1 Excess Funding Account").

                (c) The Trustee will further divide the Series 1996-1
Collection Account by creating an additional administrative sub-account for the Series 1996-1 Noteholders (such sub-account, the "Series 1996-1 Accrued Interest Account").

          Section 3.2 Allocations with respect to the Series 1996-1 Notes. The proceeds from the sale of the Series 1996-1 Notes, together with not less than $42,388,000 deposited by National with NFLP as a contribution to capital, will initially be deposited by the Trustee into the Collection Account and, concurrently with such initial deposit, allocated by the Trustee to the Series 1996-1 Excess Funding Account. On each Business Day on which Collections are deposited into the Series 1996-1 Collection Account (each such date, a "Series. 1996-1 Deposit Date"), the Servicer will direct the Trustee in writing pursuant to the Lease to allocate all amounts deposited into the Series 1996-1 Collection Account in accordance with the provisions of this Section 3.2.

          (a) Allocations During the Series 1996-1 Revolving Period. During the Series 1996-1 Revolving Period, the Servicer will direct the Trustee pursuant to the Lease to allocate on each day, prior to 1:00 p.m. (New York City time) on each Series 1996-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

              (x) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                  (i) allocate to the Series 1996-1 Collection Account an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 1996-1 Collection Account shall be further allocated to the Series 1996-1 Accrued Interest Account;

                  (ii) allocate to the Series 1996-1 Excess Funding Account an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the sum of (A) and (B) (the "Series 1996-1 Principal Allocation")) plus (C) the Series 1996-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the amount set forth in (C), the "Series 1996-1 Available Subordinated Amount Allocation"); provided, however, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in
              Article 5 of this Supplement; and

                  (iii) allocate to the Retained Distribution Account an amount equal to (x) the applicable Retained Interest Percentage (as of such day) of the aggregate amount of Principal Collections on such date, minus (y) any amounts, other than Monthly Servicing Fees, which have been withheld by the Servicer pursuant to Section 5.2(c) of the Base Indenture to the extent such amounts withheld under Section 5.2(c) of the Base Indenture constitute all or part of the Retained Interest Amount;

              (y) with respect to all Recoveries:

                  (i) allocate an amount equal to the sum of (A) the Class A
              Invested Percentage (as of such

              day) of the aggregate amount of Recoveries on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (C) the Series 1996-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Recoveries on such day, first, to increase the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount and the Class A-4 Invested Amount on a pro rata basis (to the extent that the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount and the Class A-4 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not increased pursuant to this clause (y)); second, to increase the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Class B-3 Invested Amount on a pro rata basis (to the extent that the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Class B-3 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not increased pursuant to this clause by); and, third, to increase the Series 1996-1 Available Subordinated Amount (to the extent that the Series 1996-1 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not increased pursuant to this clause (y); and

                  (ii) allocate to the Retained Interest Amount an amount equal to the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date (to the extent that the Retained Interest Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not increased pursuant to this clause (y);

              (z) with respect to all Losses:

                  (i) allocate an amount equal to the sum of (A) the Class A
              Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus
              (C) the Series 1996-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Losses on such day, to reduce the Series 1996-1 Available Subordinated Amount and, if the Series 1996-1 Available Subordinated Amount has been reduced to zero, to reduce the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Class B-3 Invested Amount on a pro rata basis and, if the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Class B-3 Invested Amount have been reduced to zero, to reduce the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount and the Class A-4 Invested Amount on a pro rata basis; and

                  (ii) allocate to the Retained Interest Amount an amount equal to the Retained Interest Percentage (as of such day) of the aggregate amount of such Losses on such day.

          (b) Allocations During the Series 1996-1 Controlled Amortization Period. During the Series 1996-1 Controlled Amortization Period, the Servicer will direct the Trustee pursuant to Lease to allocate, prior to 1:00 p.m. (New York City time) on each Series 1996-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

              (x) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                 (i) allocate to the Series 1996-1 Collection Account an amount determined as set forth in Section 3.2(a)(x)(i) above for such day, which amount shall be further allocated to the Series 1996-1 Accrued Interest Account;

                  (ii) (A) during the Class A-1/A-2 Controlled Amortization

              Period, allocate to the Series 1996-1 Collection Account an amount equal to the sum of (1) the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class A-2 Notes on a pro rata basis, and (2) and the Series 1996-1 Available Subordinated Amount Allocation for such day; provided, however, that if the Monthly Total Principal Allocation exceeds the sum of the Class A-1 Controlled Distribution Amount and the Class A-2 Controlled Distribution Amount, then the amount of such excess will be allocated to the

              Series 1996-1 Excess Funding Account; provided, further, however, that if a Waiver Event shall have theretofore occurred, then such allocation shall be modified in accordance with Article 5 of this Supplement;

                  (B) during the Class A-3 Controlled Amortization Period,
              allocate to the Series 1996-1 Collection Account an amount equal to the sum of (1) the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-3 Notes, and (2) the Series 1996-1 Available Subordinated Amount Allocation for such day; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-3 Controlled Distribution Amount, then such excess will be allocated to the Series 1996-1 Excess Funding Account; Provided, further, however, that if a Waiver Event shall have theretofore occurred, then such allocation shall be modified as provided in Article 5 of this Supplement;

                  (C) during the Class A-4 Controlled Amortization Period,
              allocate to the Series 1996-1 Collection Account an amount equal to the sum of (1) the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-4 Notes, and (2) the Series 1996-1 Available Subordinated Amount Allocation for such day; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-4 Controlled Distribution Amount, then such excess will be allocated to the Series 1996-1 Excess Funding Account; provided, further, however, that if a Waiver Event shall have theretofore occurred, then such allocation shall be modified as provided in Article 5 of this Supplement;

                  (D) during the Class B-1 Controlled Amortization Period,
              allocate to the Series 1996-1 Collection Account an amount equal to the sum of (1) the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class 13-1 Notes, and (2) the Series 1996-1 Available Subordinated Amount Allocation for such day; provided, however, that if the Monthly Total Principal Allocation exceeds the Class B-1

              Controlled Distribution Amount, then such excess will be allocated to the Series 1996-1 Excess Funding Account; provided, further, however, that if a Waiver Event shall have theretofore occurred, then such allocation shall be modified as provided in Article 5 of this Supplement;

                  (E) during the Class B-2 Controlled Amortization Period,
              allocate to the Series 1996-1 Collection Account an amount equal to the sum of (1) the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B-2 Notes, and (2) the Series 1996-1 Available Subordinated Amount Allocation for such day; Provided, however, that if the Monthly Total Principal Allocation exceeds the Class B-2 Controlled Distribution Amount, then such excess will be allocated to the Series 1996-1 Excess Funding Account; provided, further, however, that if a Waiver Event shall have theretofore occurred, then such allocation shall be modified as provided in Article 5 of this Supplement; and

                  (F) during the Class B-3 Controlled Amortization Period,
              allocate to the Series 1996-1 Collection Account an amount equal to the sum of (1) the Series 1996-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B-3 Notes, and (2) the Series 1996-1 Available Subordinated Amount Allocation for such day; provided, however, that if the Monthly Total Principal Allocation exceeds the Class B-3 Controlled Distribution Amount, then such excess will be allocated to the Series 1996-1 Excess Funding Account; provided, further, however, that if a Waiver Event shall have theretofore occurred, then such allocation shall be modified as provided in Article 5 of this Supplement; and

                  (iii) allocate to the Retained Distribution Account an amount determined as set forth in Section 3.2(a)(x)(iii) above for such day;

              (y) with respect to all Recoveries:

                  (i) increase the Class A Invested Amount, the Class B Invested
              Amount and the Series 1996-1 Available Subordinated Amount as and to the extent provided in Section 3.2(a)(y)(i) above for such day; and

                  (ii) allocate to the Retained Interest Amount an amount
              determined as set forth in Section 3.2(a)(y)(ii) above for such day;

              (z) with respect to all Losses:

                  (i) decrease the Class A Invested Amount, the Class B
              Invested Amount and the Series 1996-1 Available Subordinated Amount as and to the extent provided in Section 3.2(a)(z)(i) above for such day; and

                  (ii) allocate to the Retained Interest Amount an amount
              determined as set forth in Section 3.2(a)(z)(ii) above for such day, which amount shall reduce the Retained Interest Amount.

          (c) Allocations During the Series 1996-1 Rapid Amortization
Period. During the Series 1996-1 Rapid Amortization Period, the Servicer will direct the Trustee pursuant to the Lease to allocate, prior to 1:00 p.m. (New York City time) on any Deposit Date, all amounts deposited into the Collection Account as set forth below:

              (x) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                  (i) allocate to the Series 1996-1 Collection Account an amount determined as set forth in Section 3.2(a)(x)(i) above for such day, which amount shall be further allocated to the Series 1996-1 Accrued Interest Account;

                  (ii) (A) allocate to the Series 1996-1 Collection Account an amount equal to the Series 1996-1 Principal Allocation for such day and (B) allocate to the Series 1996-1 Excess Funding Account an amount equal to the Series 1996-1 Available Subordinated Amount Allocation for such day, which amounts shall be used, to the extent described in Section 3.5(a)(iii), to make principal payments in respect of the Class A Notes and, after the Class A Notes have been paid in full; to make principal payments in respect of the Class B Notes: and

                  (iii) allocate to the Retained Distribution Account an amount determined as set forth in Section 3.2(a)(x)(iii) above for such day;

              (y) with respect to all Recoveries:

                  (i) increase the Class A Invested Amount, the Class B
              Invested Amount and the Series 1996-1 Available Subordinated Amount as and to the extent provided in Section 3.2(a)(y)(i) above for such day; and

                  (ii) allocate to the Retained Interest Amount an amount
              determined as set forth in Section 3.2(a)(y)(ii) above for such day; and

              (z) with respect to all Losses:

                  (i) decrease the Class A Invested Amount, the Class B Invested
              Amount and the Series 1996-] Available Subordinated Amount as and to the extent provided in Section 3.2(a)(z)(i) above for such day; and

                  (ii) allocate to the Retained Interest Amount an amount

              determined as set forth in Section 3.2(a)(z)(ii) above for such day, which amount shall reduce the Retained Interest Amount.

          (d) Allocation Adjustments. Notwithstanding the foregoing provisions of this Section 3.2:

                  (i) provided the Series 1996-1 Rapid Amortization Period has not commenced, amounts in excess of the Series 1996-1 Liquidity Amount (if applicable) allocated to the Series 1996-1 Excess Funding Account that are not required to make payments under the Series 1996-1 Notes pursuant hereto may, as and to the extent permitted in the related Supplements, be used to pay the principal amount of other Series of Notes that are then in amortization and, after such payment, any remaining funds in excess of the Series 1996-1 Liquidity Amount (if applicable) may, at NFLP's option, be
              (i) used to finance or acquire Vehicles (other than Replacement Vehicles), to the extent Eligible Vehicles have been requested by the Lessee or (ii) transferred, on any Distribution Date, to the Retained Distribution Account, to the extent that the Retained Interest Amount equals or exceeds zero after giving effect to such payment and so long as no Series 1996-1 Enhancement Deficiency, Series 1996-1 Minimum Overcollateralization Deficit or Asset Amount Deficiency exists or would result therefrom; provided, however, that funds in excess of the Series 1996-1 Liquidity Amount (if applicable) may be transferred to the Retained Distribution Account on a day other than a Distribution Date if the Servicer furnishes to the Trustee an Officer's Certificate to the effect that such transfer will not cause any of the foregoing deficiencies to occur either on the date that such transfer is made or, in the reasonable anticipation of the Servicer, on the next Distribution Date. Funds in the Retained Distribution Account shall, at the option of NFLP, be available to finance or acquire Vehicles, to the extent Eligible Vehicles have been requested by the Lessee, or for distribution to the Retained Interestholder (including as an advance made under the Demand Note);

                  (ii) in the event that the Servicer is not National
              or an Affiliate of National, the Servicer shall not be entitled to withhold any amounts pursuant to Section 5.2(c) of the Base Indenture and the Trustee shall deposit amounts payable to National in the Collection Account pursuant to the provisions of
              Section 5.2 of the Base Indenture on each Series 1996-1 Deposit Date;

                  (iii) any amounts withheld by the Servicer and not
              deposited in the Collection Account pursuant to Section 5.2 (c) of the Base Indenture shall be deemed to be deposited in the Collection Account on the date such amounts are withheld for purposes of determining the amounts to be allocated pursuant to this Section 3.2;

                  (iv) if there is more than one Series of Notes
              outstanding, then Sections 3.2 (a) (x) (iii), 3.2 (b) (x) (iii) and 3.2 (c) (x) (iii) above shall not be duplicative with any similar provisions contained in any other Supplement and the Retained Interestholder shall only be paid such amount once with respect to any Distribution Date;

                  (v) on any day on which the Market Value Adjustment Amount exceeds zero and a Series 1996-1 Enhancement Deficiency exists, NFLP shall provide funds to the Trustee in an amount equal to the Market Value Adjustment Amount for deposit in the Series 1996-1 Excess Funding Account and allocation to the Series 1996-1 Available Subordinated Amount; and

                  (vi) NFLP may, from time to time in its sole
              discretion, increase the Series 1996-1 Available Subordinated Amount by (i) depositing funds into the Series 1996-1 Excess Funding Account by transfer from the Retained Distribution Account or otherwise, and (ii) delivering to the Servicer and the Trustee an Officer's Certificate setting forth the amount of such funds and stating that such funds shall be allocated to the Series 1996-1 Available Subordinated Amount; provided, however, that (x), except as otherwise provided in clause (v) above, NFLP shall have no obligation to so increase the Series 1996-1 Available Subordinated Amount at any time and (y) NFLP may not increase the Series 1996-1 Available Subordinated Amount at any time if the amount of such increase, together with the sum of the amounts of all prior increases, if any, of the Series 1996-1 Available Subordinated Amount would exceed the Series 1996-1 Available Subordinated Amount Maximum Increase, excluding from such calculation (1) any increase in the Series 1996-1 Available Subordinated Amount through Recoveries or from funds constituting repayments of principal under the Demand Note, (2) any increase in the Series 1996-1 Available Subordinated Amount relating to an increase in the Required Enhancement Amount that results from changes in the relative proportions of Non-Program Vehicles and/or Program Vehicles leased under the Lease, or (3) any increase in the Series 1996-1 Available Subordinated Amount due to payments by NFLP into the Series 1996-1 Excess Funding Account on account of the Market Value Adjustment Amount.

                  (vii) NFLP shall not permit any additional Non-Program
              Vehicle to be leased under the Lease if, on the Lease Commencement Date with respect to such Vehicle, (a) the percentage equivalent of a fraction (I) the numerator of which is the sum of (A) the Series 1996-1 Invested Percentage of the sum of (1) the amount determined as of such day pursuant to clause (a) of the definition of "Required Enhancement Amount" (taking account of the leasing of such Non-Program Vehicle and all other Non-Program Vehicles to be leased on such day) and (2) the Market Value Adjustment Amount as of such day plus (B) the Class B Invested Amount as of such day and (II) the denominator of which is the Series 1996-1 Invested Amount as of such day, would exceed (b) 25%.

          Section 3.3 Monthly Payments. On each Determination Date, as provided below, the Servicer shall instruct the Paying Agent pursuant to the Lease to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 3.3 (a), (b),
(c) and (d) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 1996-1 Notes.

          (a) Note Interest with respect to the Class A Notes. On each Determination Date, the Servicer shall instruct the Trustee or the Paying Agent pursuant to the Lease as to the amount to be withdrawn from the Series 1996-1 Accrued Interest Account to the extent funds will be available from Interest Collections allocable to the Class A Notes which will have been processed from but not including the preceding Distribution Date through the succeeding Distribution Date, which amount shall be withdrawn in respect of (x) first, an amount equal to the sum of (i) the Class A Monthly Interest for the Class A-1 Notes for such Distribution Date, (ii) the Class A Monthly Interest for the Class A-2 Notes for such Distribution Date, (iii) the Class A Monthly Interest for the Class A-3 Notes for such Distribution Date and (iv) the Class A Monthly Interest for the Class A-4 Notes for such Distribution Date, and (y) then, an amount equal to the sum of (1) the amount of any unpaid Class A Deficiency Amounts (as defined below) for the Class A-1 Notes, (2) the amount of any unpaid Class A Deficiency Amounts for the Class A-2 Notes, (3) the amount of any unpaid Class A Deficiency Amounts for the Class A-3 Notes and (4) the amount of any unpaid Class A Deficiency Amounts for the Class A-4 Notes, in each case, as of the preceding Distribution Date (in each case, together with any accrued interest on such Class A Deficiency Amounts). If the amounts described in this
Section 3.3(a) are insufficient, after taking into account any portion of the Letter of Credit Amount applied as described in Section 3.4(a) of this Supplement and any amounts available in the Series 1996-1 Excess Funding Account, to pay such interest on any Distribution Date, payments of interest
(A) to the Class A-1 Noteholders will be reduced by the amount of the Class A Deficiency Amount for the Class A-1 Notes, (B) to the Class A-2 Noteholders will be reduced by the amount of the

Class A Deficiency Amount for the Class A-2 Notes, (C) to the Class A-3 Noteholders will be reduced by the amount of the Class A Deficiency Amount for the Class A-3 Notes and (D) to the Class A-4 Noteholders will be reduced by the amount of the Class A Deficiency Amount for the Class A-4 Notes. Interest shall accrue on the Class A Deficiency Amount for the Class A-1 Notes at the Class A-1 Interest Rate, on the Class A Deficiency Amount for the Class A-2 Notes at the Class A-2 Interest Rate, on the Class A Deficiency Amount for the Class A-3 Notes at the Class A-3 Interest Rate and on the Class A Deficiency Amount for the Class A-4 Notes at the Class A-4 Interest Rate.

          On the related Distribution Date, the Trustee shall withdraw the Class A Monthly Interest for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and the Class A Deficiency Amounts for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (in each case, together with accrued interest thereon) from the Series 1996-1 Accrued Interest Account and, to the extent provided in Section 3.4(a), any applied portion of the Letter of Credit Amount and amounts withdrawn from the Series 1996-1 Excess Funding Account, and deposit such amount in the Class A Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1996-1 Excess Funding Account pursuant to this Section 3.3(a) and
Section 3.3(b) shall not exceed for any Determination Date the Series 1996-1 Available Subordinated Amount at such time.

          (b) Note Interest with respect to the Class B Notes. On each Determination Date, subject to Section 3.12 of this Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account, the Servicer shall instruct the Trustee or the Paying Agent pursuant to the Lease as to the amount to be withdrawn from the Series 1996-1 Accrued Interest Account to the extent funds will be available from Interest Collections allocable to the Class B Notes which will have been processed from but not including the preceding Distribution Date through the succeeding Distribution Date, which amount shall be withdrawn in respect of (x) first, an amount equal to the sum of (i) the Class B Monthly Interest for the Class B-1 Notes for such Distribution Date,
(ii) the Class B Monthly Interest for the Class B-2 Notes for such Distribution Date and (iii) the Class B Monthly Interest for the Class B-3 Notes for such Distribution Date, and (y) then, an amount equal to the sum of (1) the amount of any unpaid Class B Deficiency Amounts (as defined below) for the Class B-1 Notes, (2) the amount of any unpaid Class B Deficiency Amounts for the Class B-2 Notes and (3) the amount of any unpaid Class B Deficiency Amounts for the Class B-3 Notes, in each case, as of the preceding

Distribution Date (in each case, together with any accrued interest on such Class B Deficiency Amounts). If the amounts described in this Section 3.3(b) are insufficient, after taking into account any portion of the Letter of Credit Amount applied as described in Section 3.4(b) of this Supplement and any amounts available in the Series 1996-1 Excess Funding Account (and subject to the provisions of Section 3.13 of this Supplement), to pay such interest on any Distribution Date, payments of interest (A) to the Class B-1 Noteholders will be reduced by the amount of the Class B Deficiency Amount for the Class B-1 Notes,
(B) to the Class B-2 Noteholders will be reduced by the amount of the Class B Deficiency Amount for the Class B-2 Notes and (C) to the Class B-3 Noteholders will be reduced by the amount of the Class B Deficiency Amount for the Class B-3 Notes. Interest shall accrue on the Class B Deficiency Amount for the Class B-1 Notes at the Class B-1 Interest Rate, on the Class B Deficiency Amount for the Class B-2 Notes at the Class B-2 Interest Rate and on the Class B Deficiency Amount for the Class B-3 Notes at the Class B-3 Interest Rate. On the related Distribution Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, all Class A Deficiency Amounts, and all interest accrued on all such Class A Deficiency Amounts), the Trustee shall withdraw the Class B Monthly Interest for the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes and the Class B Deficiency Amounts for the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes (in each case, together with accrued interest thereon) from the Series 1996-1 Accrued Interest Account and, to the extent provided in Section 3.4(b), any applied portion of the Letter of Credit Amount and amounts withdrawn from the Series 1996-1 Excess Funding Account, and deposit such amount in the Class B Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 19961 Excess Funding Account pursuant to Section 3.3(a) and this
Section 3.3(b) shall not exceed for any Determination Date the Series 1996-1 Available Subordinated Amount at such time.

          (c) Servicing Fee. On each Distribution Date, the Servicer shall, after making all deposits to the Class A Distribution Account and the Class B Distribution Account required to be made pursuant to Sections 3 3(a) and (b), or in the event that on the related Determination Date National shall no longer be the Servicer, prior to such deposits being made, instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Accrued Interest Account an amount equal to (i) the Class A Investor Monthly Servicing Fee (and any Class A Monthly Supplemental Servicing Fee) accrued during the preceding Series 1996-1 Interest Period, plus (ii) the Class B Investor Monthly Servicing Fee (and any Class B Monthly Supplemental Servicing

Fee) accrued during the preceding Series 1996-1 Interest Period, plus (iii) all accrued and unpaid Class A Investor Monthly Servicing Fees (and any accrued and unpaid Class A Monthly Supplemental Servicing Fees) and all accrued and unpaid Class B Investor Monthly Servicing Fees (and any accrued and unpaid Class B Monthly Supplemental Servicing Fees) in respect of previous periods. On each such Distribution Date, the Trustee or the Paying Agent shall withdraw such amount from the Series 19961 Accrued Interest Account and remit such amount to the Servicer.

          (d) Balance. On each Distribution Date, the Servicer shall instruct the Trustee or the Paying Agent pursuant to the Lease as to the balance (after making the deposits required in Sections 3.3 (a), (b) and (c) of this Supplement), if any, of the Interest Collections allocated to holders of the Series 1996-1 Notes since the preceding Distribution Date ("Excess Collections"). On such Distribution Date, the Paying Agent shall withdraw such balance from the Collection Account and pay such balance to the Retained Distribution Account, to the extent that, after giving effect to such transfer, the Retained Interest Amount exceeds zero and provided that such payment will not cause an Asset Amount Deficiency, a Series 1996-1 Minimum Overcollateralization Deficit or a Series 1996-1 Enhancement Deficiency to exist.

          Section 3.4 Payment of Note Interest.

          (a) Class A Notes. On each Distribution Date, (i) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (A) the amount on deposit in the Series 1996-1 Collection Account representing such amount drawn on the Letter of Credit and (B) the amount of the Class A Monthly Interest Shortfall and deposit such amount in the Class A Distribution Account to pay the Class A Monthly Interest and any unpaid Class A Deficiency Amounts with respect to such Class A Monthly Interest (together with accrued interest on all such unpaid Class A Deficiency Amounts) and (ii) to the extent any such Class A Monthly Interest Shortfall remains after the deposits required pursuant to
Section 3.2(a) and Section 3.4(a)(i) have been made, the Servicer shall instruct the or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (A) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time, and (B) the remaining amount of the Class A Monthly Interest Shortfall, and deposit such amount in the Class A Distribution Account to pay the

Class A Monthly Interest and any unpaid Class A Deficiency Amounts with respect to such Class A Monthly Interest (together with accrued interest on all such unpaid Class A Deficiency Amounts). On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Class A Noteholders from the Class A Distribution Account the amount deposited in the Class A Distribution Account for the payment of interest pursuant to Section 3.3(a) of this Supplement and clauses (i) and (ii) of this Section 3.4(a).

          (b) Class B Notes. On each Distribution Date, (i) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (A) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any amounts pursuant to Section 3.4(a) of this Supplement) and (B) the amount of the Class B Monthly Interest Shortfall and deposit such amount in the Class B Distribution Account to pay the Class B Monthly Interest and any unpaid Class B Deficiency Amounts with respect to such Class B Monthly Interest (together with accrued interest on all such unpaid Class B Deficiency Amounts) and (ii) to the extent any such Class B Monthly Interest Shortfall remains after the deposits required pursuant to Section 3.2(b) and Section 3.4(b)(i) have been made, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (A) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Section 3.4(a) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time, and (B) the remaining amount of the Class B Monthly Interest Shortfall, and deposit such amount in the Class B Distribution Account to pay the Class B Monthly Interest and any unpaid Class B Deficiency Amounts with respect to such Class B Monthly Interest (together with accrued interest on all such unpaid Class B Deficiency Amounts). On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture but subject to Section 3.13 of this Supplement, pay to the Class B Noteholders from the Class B Distribution Account the amount deposited in the Class B Distribution Account for the payment of interest pursuant to Section 3.3(b) of this Supplement and clauses (i) and (ii) of this Section 3.4(b).

          Section 3.5 Payment of Note Principal.

          (a) Class A Notes.

              (i) Commencing on the second Determination Date after the commencement of the Class A-1/A-2 Controlled Amortization Period, the Class A-3 Controlled Amortization Period or the Class A-4 Controlled Amortization Period (as the case may be) or the first Determination Date after the commencement of the Series 1996-1 Rapid Amortization Period, the Servicer shall instruct the Trustee or the Paying Agent pursuant to the Lease as to the following:

                  (A)(1) during the Class A-1/A-2 Controlled Amortization
              Period with respect to the Class A-1 Notes, the Class A-1 Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class A-1 Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3.2(c)(x)(ii), as applicable, and (3) the amount, if any, by which the amount in clause (A)(1) above exceeds the amount in clause (A)(2) above (the amount of such excess the "Class A-1 Controlled Distribution Amount Deficiency");

                  (B)(1) during the Class A-1/A-2 Controlled Amortization Period with respect to the Class A-2 Notes, the Class A-2 Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class A-2 Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3,2(c)(x)(ii), as applicable, and (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess the "Class A-2 Controlled Distribution Amount Deficiency");

                  (C)(1) during the Class A-3 Controlled Amortization Period, the Class A-3 Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class A-3 Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3.2(c)(x)(ii), as applicable, and (3) the amount, if any, by which the amount in clause (C)(1) above exceeds the amount in clause (C)(2) above (the amount of such excess the "Class A-3 Controlled Distribution Amount Deficiency"); and

                  (D)(1) during the Class A-4 Controlled Amortization Period, the Class A-4 Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class A-4 Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3.2(c)(x)(ii), as applicable, and (3) the amount, if any, by which the amount in clause (D)(1) above exceeds the amount in clause (D)(2) above (the amount of such excess the "Class A-4 Controlled Distribution Amount Deficiency").

                  (ii) (A) Commencing on the second Distribution Date after the commencement of the Class A-1/A-2 Controlled Amortization Period, the Trustee shall, in respect of the Class A-1 Notes, (1) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (A)(1) and (A)(2) of
              Section 3.5(a)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the cries 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a) and 3.4(b)) and (y) he amount of the Class A-1 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution account to be paid, pro rata, to the Class A-1 Noteholders on account of the Class A-1 Controlled Distribution Amount and (3) to the extent any Class A-1 Controlled Distribution Amount Deficiency still remains after application of the mounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date after application of any amounts pursuant to Sections 3.4(a) and 3.4(b)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and
              (w) the remaining amount of the Class A-1 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the

              Class A-1 Noteholders on account of the Class A-1 Controlled Distribution Amount; provided that, the aggregate of all amounts allocated to the Class A-1 Notes pursuant to Section 3.5(a)(i)(A) and all amounts allocated to the Class A-2 Notes pursuant to
              Section 3.5(a)(i)(B) shall be aggregated and distributed to the Class A-1 Notes and the Class A-2 Notes pursuant to Sections 3.5(a)(ii)(A) and (B) on a pro rata basis.

                  (B) Commencing on the second Distribution Date after the
              commencement of the Class A-1/A-2 Controlled Amortization Period, the Trustee shall, in respect of the Class A-2 Notes, (1) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (B)(1) and (B)(2) of
              Section 3.5(a)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1-996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a) and 3.4(b)) and (y) the amount of the Class A-2 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-2 Noteholders on account of the Class A-2 Controlled Distribution Amount and (3) to the extent any Class A-2 Controlled Distribution Amount Deficiency still remains after application of the amounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a) and 3.4(b)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class A-2 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-2 Noteholders on account of the Class A-2

              Controlled Distribution Amount; provided that, the aggregate of all amounts allocated to the Class A-1 Notes pursuant to Section 3.5(a)(i)(A) and all amounts allocated to the Class A-2 Notes pursuant to Section 3.5(a)(i)(B) shall be aggregated and distributed to the Class A-1 Notes and the Class A-2 Notes pursuant to Sections 3.5(a)(ii)(A) and (B) on a pro rata basis.

                  (C) Commencing on the second Distribution Date after the
              commencement of the Class A-3 Controlled Amortization Period, the Trustee shall (1) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (C)(1) and (C)(2) of Section 3.5(a)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3 8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a) and 3.4(b)) and (y) the amount of the Class A-3 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-3 Noteholders on account of the Class A-3 Controlled Distribution Amount and (3) to the extent any Class A-3 Controlled Distribution Amount Deficiency still remains after application of the amounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a) and 3.4(b)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class A-3 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-3 Noteholders on account of the Class A-3 Controlled Distribution Amount.

                  (D) Commencing on the second Distribution Date after the
              commencement of the Class A-4 Controlled Amortization Period, the Trustee shall (1) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (D)(1) and (D)(2) of Section 3.5(a)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a) and 3.4(b)) and (y) the amount of the Class A-4 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-4 Noteholders on account of the Class A-4 Controlled Distribution Amount and (3) to the extent any Class A-4 Controlled Distribution Amount Deficiency still remains after application of the amounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a) and 3.4(b)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class A-4 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-4 Noteholders on account of the Class A-4 Controlled Distribution Amount

              (iii) Commencing on the first Distribution Date after the commencement of the Series 1996-1 Rapid Amortization Period, the Trustee shall (1) withdraw from the Series 1996-1 Collection Account the amount allocated thereto pursuant to Section 3.2(c)(x)(ii) and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.3 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a) and 3.4(b)) and (y) the excess of the Class A Invested Amount over the amount described in clause (1) and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders and (3) to the extent any portion of the Class A Invested Amount still remains unpaid after application of the amounts specified in clauses (1) and ~M, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a), and 3.4(b)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class A Invested Amount and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders; provided, however, that on the final Distribution Date for the Class A Notes, the Trustee shall withdraw from the Series 1996-1 Collection Account, as provided above, an amount which is no greater than the Class A Invested Amount as of such date. The Invested Amount of each Outstanding Class of Class A Notes shall be due and payable on the Series 1996-1 Termination Date for such Class.

               (iv) On each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 3.5(a)(ii) or (iii) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the applicable Class A Noteholders specified in Section 3.5(a)(ii) or (iii), as applicable, pro rata, the amount deposited in the Class A Distribution Account for the payment of principal pursuant to Section 3.5(a)(ii) or (iii), as applicable, of this Supplement.

         (b)   Class B Notes.
               (i) Commencing on the first Determination Date after the commencement of the Class B-1 Controlled Amortization Period, the Class B-2 Controlled Amortization Period or the Class B-3 Controlled Amortization Period (as the case may be) or the first

                  Determination Date after the commencement of the Series 1996-1 Rapid Amortization Period, provided that the Class A Notes shall have then been paid in full, the Servicer shall instruct the Trustee or the Paying Agent pursuant to the Lease as to the following:

                  (A)(1) during the Class B-l Controlled Amortization Period, the Class B-l Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class B-l Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3.2(c)(x)(ii), as applicable, and
         (3) the amount, if any, by which the amount in clause (A)(l) above exceeds the amount in clause (A)(2) above (the amount of such excess, the "Class B-l Controlled Distribution Amount Deficiency");

                  (B)(1) during the Class B-2 Controlled Amortization Period, the Class B-2 Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class B-2 Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3.2(c)(x)(ii), as applicable, and
         (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess, the Class B-2 Controlled Distribution Amount Deficiency); and

                  (C)(1) during the Class B-3 Controlled Amortization Period, the Class B-3 Controlled Distribution Amount for the Related Month, (2) the amount allocated to the Class B-3 Notes during the Related Month pursuant to Section 3.2(b)(x)(ii) or 3.2(c)(x)(ii), as applicable, and
         (3) the amount, if any, by which the amount in clause (C)(1) above exceeds the amount in clause (C)(2) above (the amount of such excess, the "Class B-3 Controlled Distribution Amount Deficiency").

                  (ii) (A) Commencing on the second Distribution Date after the commencement of the Class B-1 Controlled Amortization Period, the Trustee shall, subject to Section 3.13, (l) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (A)(1) and (A)(2) of Section 3.5(b)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the

         Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) and
         (y) the amount of the Class B-1 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-1 Noteholders on account of the Class B-1 Controlled Distribution Amount and (3) to the extent any Class B-1 Controlled Distribution Amount Deficiency still remains after application of the amounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B-1 Controlled Distribution Amount Deficiency and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-1 Noteholders on account of the Class B-1 Controlled Distribution Amount.

                  (B) Commencing on the second Distribution Date after the commencement of the Class B-2 Controlled Amortization Period, the Trustee shall, subject to Section 3.13, (1) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (B)(1) and (B)(2) of Section 3.5(b)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) and (y) the amount of the Class B-2 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-2 Noteholders on account of the Class B-2 Controlled Distribution Amount and (3) to the extent any Class B-2 Controlled Distribution Amount Deficiency still remains after application of the amounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B-2 Controlled Distribution Amount Deficiency and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-2 Noteholders on account of the Class B-2 Controlled Distribution Amount.

                  (C) Commencing on the second Distribution Date after the commencement of the Class B-3 Controlled Amortization Period, the Trustee shall, subject to Section 3 13, (1) withdraw from the Series 1996-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (C)(1) and (C)(2) of Section 3.5(b)(i), and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) and (y) the amount of the Class B-3 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-3 Noteholders on account of the Class B-3 Controlled Distribution Amount and (3) to the extent any Class B-3 Controlled Distribution Amount Deficiency still remains after application of the amounts specified in clauses (1) and (2), the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B-3 Controlled Distribution Amount Deficiency and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the

         Class B-3 Noteholders on account of the Class B-3 Controlled Distribution Amount.

                  (iii) (A) Commencing on the first Distribution Date after the commencement of the Series 1996-1 Rapid Amortization Period, provided that the Class A Notes shall have then been paid in full, the Trustee shall (1) withdraw from the Series 1996-1 Collection Account the amount allocated thereto pursuant to Section 3.2(c)(x)(ii) and (2) if amounts have been drawn on the Letter of Credit and deposited into the Series 1996-1 Collection Account pursuant to Section 3.8 of this Supplement, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Collection Account on such Distribution Date the lesser of (x) the amount on deposit in the Series 1996-1 Collection Account representing such draw on the Letter of Credit (after application of any portion thereof pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) and (y) the excess of the Class B Invested Amount over the amount described in clause (1) and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders and (3) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amounts specified in clauses
         (1) and by, the Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1996-1 Excess Funding Account an amount equal to the lesser of (v) the amount on deposit in the Series 1996-1 Excess Funding Account on such Distribution Date (after application of any amounts pursuant to Sections 3.4(a), 3.4(b) and 3.5(a)) in an amount not to exceed the Series 1996-1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class B Invested Amount and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders; provided, however, that on the final Distribution Date for the Class B Notes, the Trustee shall withdraw from the Series 1996-1 Collection Account, as provided above, an aggregate amount which is no greater than the Class B Invested Amount as of such date. Subject to Section 3.13, the Invested Amount of each Outstanding Class of Class B Notes shall be due and payable on the Series 1996-1 Termination Date for such Class.

                  (iv) On each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 3.5(b)(ii) or (iii) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base

         Indenture, pay to the applicable Class B Noteholders specified in
         Section 3.5(b)(ii) and/or (iii), as applicable, pro rata, the amount deposited in the Class B Distribution Account for the payment of principal pursuant to Section 3.s(b)(ii) and/or (iii) of this Supplement.

         Section 3.6 Retained Distribution Account. On each Distribution Date, the Servicer shall instruct the Trustee to instruct the Paying Agent to transfer to the Retained Distribution Account (established pursuant to Section 5.1(b) of the Base Indenture) (i) all funds in excess of the Series 1996-1 Liquidity Amount which are in the Collection Account that have been allocated to the Retained Distribution Account as of such Distribution Date and (ii) all funds that were previously allocated to the Retained Distribution Account but not transferred to the Retained Distribution Account.

         Section 3.7 The Servicer's Failure to Instruct the Trustee to Make a Deposit or Payment. If the Servicer fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Servicer, at the time specified in the Lease or any other Related Document (including applicable grace periods), and such failure is known by the Trustee, the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Servicer. Pursuant to the Lease, the Servicer has agreed that it shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.

         Section 3.8 Draw on Letter of Credit.

         (a) At or before 12:00 p.m. (New York City time) on each Distribution Date, the Servicer shall notify the Trustee pursuant to the Lease of the amount of the Series 1996-1 Lease Payment Deficit, such notification to be in the form of Exhibit E to the Lease.

         (b) So long as the Letter of Credit shall not have been terminated, on any Business Day that a Series 1996-1 Lease Payment Deficit exists, the Trustee shall, by 2:00 p.m. (New York City time) on the same Business Day, draw on the Letter of Credit by presenting a draft in the amount equal to the lesser of the Series 1996-1 Lease Payment Deficit and the amount available to be drawn on the Letter of Credit on such Business Day accompanied by a Certificate of Credit Demand in the form of Annex A to the Letter of Credit. The proceeds of such draw shall be deposited in the Series 1996-1 Collection Account for further allocation to the Class A Distribution Account and/or the Class B Distribution Account in accordance with the instructions of the Servicer.

         Section 3.9 Letter of Credit Termination Demand.

         (a) If prior to the date which is 30 days prior to the then scheduled Letter of Credit Expiration Date,

         (i) there shall not have been appointed a successor institution to act as Letter of Credit Provider, or

         (ii) the payments to be made by the Lessee under the Lease shall not have otherwise been credit enhanced with (A) the funding of the Cash Collateral Account with cash in the amount of the Letter of Credit Amount, (B) other cash collateral accounts, overcollateralization or subordinated securities or (C) with the consent of the Required Noteholders, a surety bond or other similar arrangements; provided, however, that

                  (1) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (i) and (ii) shall be approved by each Rating Agency; and

                  (2) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (i) or (ii)(C) shall, if the ratings with respect to such substitute credit enhancement, if applicable, are less than A-1 or the equivalent from Standard & Poor's (and if Duff & Phelps is then a Rating Agency, a comparable rating by Duff & Phelps, if any), be approved by the Required Noteholders;

then the Servicer shall notify the Trustee pursuant to the Lease no later than one Business Day prior to the Letter of Credit Expiration Date of (i) the principal balance of all Outstanding Series 1996-1 Notes on such date, and (ii) the amount available to be drawn on the Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 2:00 p.m (New York City time) on such Business Day (or, in the case of notice given to the Trustee after 10:00 a.m. (New York City time), by 2:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (i) and (ii) above on the Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand in the form of Annex B to the Letter of Credit and shall deposit the proceeds of the disbursement resulting therefrom in a special deposit account (the "Cash Collateral Account").

         (b) The Servicer shall notify the Trustee pursuant to the Lease within one Business Day of becoming aware that the long-term debt credit rating of the Letter of Credit Provider has fallen below "A" as determined by Standard & Poor's and Duff & Phelps. At such time the Servicer shall also notify the Trustee of (i) the principal balance of all Outstanding Series 1996-1 Notes on such date, and (ii) the Letter of Credit Amount on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 2:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 2:00 p.m. (New York City time) on the next following Business Day), draw on the Letter of Credit in an amount equal to the lesser of the principal balance of all Outstanding Series 1996-1 Notes on such Business Day and the amount available to be drawn on the Letter of Credit on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand in the form of Annex B to the Letter of Credit and shall deposit the proceeds of the disbursement resulting therefrom in the Cash Collateral Account.

         Section 3.10 The Cash Collateral Account.

         (a) Upon receipt of notice of a draw on the Letter of Credit pursuant to Section 3.8 or 3.9, the Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 1996-1 Noteholders, or cause to be established and maintained, the Cash Collateral Account bearing a designation clearly indicating that the funds deposited therein are held for the Series 1996-1 Noteholders. The Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Cash Collateral Account. If the Cash Collateral Account is not maintained in accordance with the prior sentence, then within 10 Business Days after obtaining knowledge of such fact, National has agreed pursuant to the Lease that it shall establish a new Cash Collateral Account which complies with such sentence and shall instruct the Trustee to transfer into the new Cash Collateral Account all cash and investments from the non qualifying Cash Collateral Account. When established, the Cash Collateral Account is intended to function in all respects as the replacement for, and the equivalent of, the Letter of Credit. Accordingly, following its creation, each reference to a draw on the Letter of Credit shall refer to withdrawals from the Cash Collateral Account and references to similar terms shall mean and be a reference to actions taken with respect to the Cash Collateral Account that correspond to actions that otherwise would have been taken with respect to the Letter of Credit.

Without limiting the generality of the foregoing, upon funding of the Cash Collateral Account, the Trustee shall, at all times when otherwise required to make a draw under the Letter of Credit pursuant to Sections 3.8 or 3.9 of this Supplement, make a draw from the Cash Collateral Account in the amount and at such time as a draw would be made under the Letter of Credit pursuant to Sections 3.8 or 3.9 of this Supplement. The Trustee shall provide written notice to National of any draw from the Cash Collateral Account pursuant to Sections
3.8 or 3.9 of this Supplement.

         (b) In order to secure and provide for the repayment and payment of the NFLP Obligations with respect to the Series 1996-1 Notes (but not the other Notes), NFLP hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1996-1 Noteholders, all of NFLP,s right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Cash Collateral Account;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Cash Collateral Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with the monies in the Cash Collateral Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Noteholders, the Letter of Credit Provider and the Support Credit Enhancer, as their interests appear herein, which interest in the case of the Letter of Credit Provider and the Support Credit Enhancer shall be subject to the interests of the holders of Series 1996-1 Notes as provided herein.

         (c) Funds on deposit in the Cash Collateral Account shall at the direction of the Servicer given pursuant to the Lease be invested by the Trustee in Permitted Investments. Funds on deposit in the Cash Collateral Account on any Distribution Date, after giving effect to any deposits to or withdrawals from the Cash Collateral Account on such Distribution Date, shall be invested in Permitted Investments that will mature at such time that such funds will be available for withdrawal on or prior to the following Distribution Date. The proceeds of any such investment, to the extent not distributed on such Distribution Date, shall be invested in Permitted Investments that will mature at such time that such funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1996-1 Noteholders, the Letter of Credit Provider and the Support Credit Enhancer as their interests appear herein, which interest in the case of the Letter of Credit Provider and the Support Credit Enhancer shall be subject to the interests of the holders of the Series 1996-1 Notes as provided herein, possession of the negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of sale or maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Cash Collateral Account shall be paid in the following order of priority, first, to the Letter of Credit Provider to the extent of any unreimbursed draws on the Letter of Credit and, second, to the Support Credit Enhancer for application in accordance with the Support Letter of Credit Reimbursement Agreement. Subject to the restrictions set forth above, National, or a Person designated in written notification thereof to the Trustee, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Cash Collateral Account. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under the Indenture, all investment earnings on such funds shall be deemed not to be available or on deposit.

         (d) Cash Collateral Account Surplus. In the event that the Cash Collateral Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Cash Collateral Account, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account an amount equal to the Cash Collateral Amount Surplus and shall pay such amount in the following order of priority: first, to the Letter of Credit Provider, an amount equal to the amount of unreimbursed draws under the Letter of Credit and, second, to the Support Credit Enhancer, an amount equal to the remainder of the Cash Collateral Account Surplus for application in accordance with the provisions of the Support Letter of Credit Reimbursement Agreement.

         (e) Termination of Cash Collateral Account. Upon the later to occur of
(i) the termination of the Indenture pursuant to Section 11.1 of the Base Indenture and (ii) the Business Day immediately following the Letter of Credit Expiration Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the the Cash Collateral from the Cash Series 1996-1 Noteholders and payable from Account as provided herein, shall withdraw Collateral Account all amounts on deposit therein for payments in the following order of priority: first, to the Letter of Credit Provider to the extent of unreimbursed draws on the Letter of

Credit and, second, to the Support Credit Enhancer, an amount equal to the remainder of such amounts on deposit in the Cash Collateral Account for application in accordance with the Support Letter of Credit Reimbursement Agreement.

          Section 3.11 Class A Distribution Account.

          (a) Establishment of Class A Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, or cause be established and maintained, an account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Class A Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class A Distribution Account. If the Class A Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Class A Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class A Distribution Account into the new Class A Distribution Account. Initially, the Class A Distribution Account will be established with the Trustee.

          (b) Administration of the Class A Distribution Account. The Servicer shall instruct the institution maintaining the Class A Distribution Account to invest funds on deposit in the Class A Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Class A Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. The Trustee shall hold, for the benefit of the Class A Noteholders, possession of any negotiable instruments or securities evidencing Permitted Investments from the time of purchase thereof until the time of maturity.

          (c) Earnings from Class A Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class A Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Class A Distribution

Account shall be deemed to be on deposit and available for distribution.

          (d) Class A Distribution Account Constitutes Additional Collateral for Class A Notes. In order to secure and provide for the payment of the NFLP Obligations with respect to the Class A Notes (but not the other Notes), NFLP hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, all of NFLP's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class A Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class A Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class A Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Distribution Account and in all proceeds thereof. The Class A Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders.

          Section 3.12 Class B Distribution Account.

          (a) Establishment of Class B Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class B Noteholders, or cause to be established and maintained, an account (the "Class B Distribution Account"), bearing a designation clearly indicating I'd--- Me funds deposited therein are held for the benefit of the Class B Noteholders. The Class B Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class B Distribution Account. If the Class B Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Class B Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class B Distribution Account into the new Class B Distribution Account. Initially, the Class B Distribution Account will be established with the Trustee.

          (b) Administration of the Class B Distribution Account. The Servicer has agreed pursuant to the Lease that it shall instruct the institution maintaining the Class B Distribution Account to invest funds on deposit in the Class B Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Class B Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. The Trustee shall hold, for the benefit of the Class B Noteholders and National, possession of any negotiable instruments or securities evidencing Permitted Investments from the time of purchase thereof until the time of maturity.

          (c) Earnings from Class B Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class B Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Class B Distribution Account shall be deemed to be on deposit and available for distribution.

          (d) Class B Distribution Account Constitutes Additional Collateral for Class B Notes. In order to secure and provide for the repayment and payment of the NFLP Obligations with respect to the Class B Notes (but not the other Notes), NFLP hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class B Noteholders, all of NFLP's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class B Distribution Account;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class B Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class B Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Distribution Account and in all proceeds thereof. The Class B Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class B Noteholders.

          Section 3.13 Class B Notes Subordinate to Class A Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes. Except as provided in Article 5 of this Supplement, no payments on account of interest shall be made with respect to the Class B Notes until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts) have been made in full. The Class B-1 Notes will be subordinated to the Class A-1 Notes and the Class A-2 Notes, such that no payments on account of principal shall be made with respect to the Class B-1 Notes until the Class A-1 Notes and the Class A-2 Notes have been paid in full (except as may otherwise be required in connection with a Waiver Event). The Class B-2 Notes will be subordinated to the Class A-3 Notes, such that no payments on account of principal shall be made with respect to the Class B-2 Notes until the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes have been paid in full (except as may otherwise be required in connection with a Waiver Event). The Class B-3 Notes will be subordinated to the Class A-4 Notes, such that no payments on account of principal shall be made with respect to the Class B-3 Notes until the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes have been paid in full (except as may otherwise be required in connection with a Waiver Event); provided, however, that with respect to (x) allocations and payments on account of principal during a Series 1996-1 Rapid Amortization Period, and (y) allocation of Losses and Recoveries at any time, all of the Class B Notes will be subordinated to the Class A Notes, as specified herein.

                                    ARTICLE 4

                               AMORTIZATION EVENTS

          In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1996-1 Notes (without notice or other action on the part of the Trustee or any Series 1996-1 Noteholders) and shall not be waived by the Trustee without the prior written consent of each Series 1996-1 Noteholder:

          (a) a Series 1996-1 Enhancement Deficiency or Series 1996-1 Minimum Overcollateralization Deficit shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if (i) during such two (2) Business

     Day period the Lessee shall have increased the Letter of Credit Amount or NFLP shall have contributed to the Series 1996-1 Excess Funding Account funds to increase the Series 1996-1 Available Subordinated Amount, in either case, so that there no longer exists a Series 1996-1 Enhancement Deficiency or Series 1996-1 Minimum Overcollateralization Deficit and (ii) the amount of any increase in the Letter of Credit Amount pursuant to clause (i) and any amount contributed to the Series 1996-1 Excess Funding Account pursuant to clause (i) above, together with all previous increases in the Letter of Credit Amount pursuant to clause ~ above and contributions to the Series 1996-1 Excess Funding Account made pursuant to clause (i) above or otherwise made to increase the Letter of Credit Amount or the Series 1996-1 Available Subordinated Amount, does not exceed the Series 1996-1 Available Subordinated Amount Maximum Increase;

          (b) at any time prior to the funding of the Cash Collateral Account pursuant to Section 3.9 of this Supplement, the Letter of Credit shall not be in full force and effect;

          (c) from and after the funding of the Cash Collateral Account pursuant to Section 3.9 of this Supplement, the Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

          (d) unless (i) (A) the inclusion of the Letter of Credit Amount in the Enhancement Amount is not necessary for the Enhancement Amount to equal or exceed the Required Enhancement Amount and (B) the inclusion of the Letter of Credit Amount in the Class B Enhancement Amount is not necessary for the Class B Enhancement Amount to equal or exceed the Minimum Class B Enhancement Amount, or (ii) the Cash Collateral Account shall theretofore have been funded to the full extent required hereunder and under the Letter of Credit Reimbursement Agreement, an Event of Bankruptcy shall have occurred with respect to the Letter of Credit Provider or the Letter of Credit Provider repudiates the Letter of Credit or refuses to honor a proper draw thereon; and

          (e) all principal and interest of the Class A-1 Notes is not paid in full on or before the Class A-1 Expected Final Distribution Date, all principal and interest in respect of the Class A-2 Notes is not paid in full on or before the Class A-2 Expected Final Distribution Date, all principal and interest of the Class A-3 Notes is not paid in full on or before the Class A-3 Expected Final Distribution Date, all principal and interest in respect of the Class A-4 Notes is not paid in full on or before the Class A-4 Expected Final Distribution Date, all principal and interest in respect of the Class B-1 Notes is not paid in full on or before the Class B-1 Expected Final Distribution Date, all principal and interest in respect of the Class B-2 Notes is not paid in full on or before the Class B-2 Expected Final Distribution Date or all principal and interest in respect of the Class B-3 Notes is rot paid in full on or before the Class B-3 Expected Final Distribution Date.

                                    ARTICLE 5

                             RIGHT TO WAIVE MAXIMUM
                         NON-PROGRAM VEHICLE AMOUNT AND
                           MAXIMUM MANUFACTURER AMOUNT

          Section 5.1 Request for Waiver. (a) Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from National or NFLP to the effect that a Manufacturer Program is no longer an Eligible Manufacturer Program and that, as a result, the Maximum Non-Program Vehicle Amount and/or the Maximum Manufacturer Amount is or will be exceeded (such notice, a "Waiver Request"), each Series 1996-1 Noteholder may, at its option, waive the Maximum Non-Program Vehicle Amount and/or the Maximum Manufacturer Amount if (i) no Amortization Event exists and
(ii) the Requisite Series 1996-1 Noteholders consent to such waiver.

          (b) From and after the Consent Period Expiration Date (provided that the Series 1996-1 Rapid Amortization Period has not theretofore commenced and is continuing), all Series 1996-1 Principal Allocations allocated to the Series 1996-1 Excess Funding Account and all Series 1996-1 Available Subordinated Amount Allocations (collectively, the "Designated Amounts") will be held by the Trustee in the Series 1996-1 Collection Account for ratable distribution as described below.

          (c) Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 1996-1 Noteholders, which notice shall be accompanied by a form of consent (each a "Consent") in the form of Exhibit C, by which the Series 1996-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the Maximum Non-Program Vehicle Amount and/or the Maximum Manufacturer Amount, as applicable. If the Trustee receives Consents from the Requisite Series 1996-1 Noteholders agreeing to waiver of the Maximum Non-Program Vehicle Amount and/or the

Maximum Manufacturer Amount, as applicable, within forty-five (45) days after the Trustee notifies the Series 1996-1 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the "Consent Period Expiration Date"), (i) the Maximum Non-Program Vehicle Amount and/or the Maximum Manufacturer Amount, as applicable, shall be deemed waived by the consenting Series 1996-1 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide each Rating Agency with notice of such waiver. Any Class A or Class ~ Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver of the requirements of the Maximum Non-Program Vehicle Amount and/or the Maximum Manufacturer Amount, as applicable.

          Section 5.2 Consents. (a) If the Trustee receives Consents from the Requisite Series 1996-1 Noteholders on or before the Consent Period Expiration Date and a Waiver Deficiency exists, then the Class A Noteholders that consent to waive will (as described in the following two paragraphs) receive early prepayment (in part) of the principal amount of their Notes (such prepayment to be paid to each such Class A Noteholder pro rata in the ratio that the aggregate principal amount of Class A Notes held by such consenting Class A Noteholder bears to the aggregate principal amount of all Class A Notes held by all consenting Class A Noteholders) until the Waiver Deficiency no longer exists (such prepayments, "Class A Waiver Deficiency Adjustment Prepayments").

          (b) If the Trustee receives Consents from the Requisite Series 1996-1 Noteholders on or before the Consent Period Expiration Date, then (whether or not a Waiver Deficiency exists) on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

               (i) to the non-consenting Class A Noteholders, any, pro rata up to the amount required to pay all Class A Notes held by such non-consenting Class A Noteholders in full;

               (ii) any remaining Designated Amounts, to the consenting
          Class A Noteholders, if any, pro rata up the amount required to pay all Class A Waiver Deficiency Adjustment Prepayments, if any, in full;

               (iii) any remaining Designated Amounts, to the non-consenting Class B Noteholders, if any, pro rata up to the amount required to pay all Class B Notes held by such non-consenting Class B Noteholders in full; and

               (iv) any remaining Designated Amounts, to the Series 1996-1 Excess Funding Account.

          (c) If the amounts paid pursuant to clauses (i), (ii) or (iii) of
Section 5.2(b) are insufficient to pay in full all non-consenting Class A Noteholders, Waiver Deficiency Adjustment Prepayments or non-consenting Class B Noteholders, then on each day following such Distribution Date, the Servicer will allocate to the Series 1996-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 1996-1 Collection Account and deposit the same in the Class A Distribution Account and, to the extent the Designated Amounts available exceed the amounts required to be distributed to the Class A Noteholders, in the Class B Distribution Account, for distribution as follows:

              (i) to the non-consenting Class A Noteholders, if any, pro rata an amount equal to the sum of (1) the Class A Invested Percentage of the Designated Amounts in the Series 1996-1 Collection Account as of the applicable Determination Date plus (2) the Class B Invested Percentage of the Designated Amounts in the Series 1996-1 Collection Account as of the applicable Determination Date, plus (3) the Series 1996-1 Available Subordinated Amount Percentage of the Designated Amounts in the Series 1996-1 Collection Account as of the applicable Determination Date (each of such invested percentages and available subordinated amount percentages determined as during a Rapid Amortization Period, but, if the Waiver Event has occurred during the Revolving Period, determined by reference to the invested amounts and the Series 1996-1 Available Subordinated Amount as of the close of business on the Consent Period Expiration Date) up to the AGGREGATE OUTSTANDING PRINCIPAL BALANCE of the Class A Notes held by the non-consenting Class A Noteholders;

              (ii) any remaining Designated Amounts, to the consenting Class A Noteholders, if any, pro rata an amount equal to the sum of (1) the Class A Invested Percentage of the Designated Amounts remaining after payment of the amounts required in clause (i) above as of the applicable Determination Date plus (2) the Class B Invested Percentage of such Designated Amounts remaining after payment of the amounts required in clause (i) above as of the applicable Determination Date, plus (3) the Series 1996-1 Available Subordinated Amount percentage of the Designated Amounts remaining after payment of the amounts required in clause (i) above as of the applicable Determination Date (each of such invested percentages determined as during a Rapid Amortization Period, but, if the Waiver Event has occurred during the Revolving Period, determined by reference to the invested amounts and the Series 1996-1 Available Subordinated Amount as of the close of business on the Consent Period Expiration Date) up to the amount required to pay any Class A Waiver Deficiency Adjustment Prepayments in full;

              (iii) any remaining Designated Amounts, to the non-consenting Class B Noteholders, if any, pro rata an amount equal to the sum of
          (1) the Class A Invested Percentage of the Designated Amounts remaining after payment of the amounts required in clauses (i) and
          (ii) above as of the applicable Determination Date plus (2) the Class B Invested Percentage of such Designated Amounts remaining after payment of the amounts required in clauses (i) and (ii) above as of the applicable Determination Date, plus (3) the Series 1996-1 Available Subordinated Amount Percentage of the Designated Amounts remaining after payment of the amounts required in clauses (i) and
          (ii) above as of the applicable Determination Date (each of such invested percentages and available subordinated amount percentages determined as during a Rapid Amortization Period, but, if the Waiver Event has occurred during the Revolving Period, determined by reference to the invested amounts and the Series 1996-1 Available Subordinated Amount as of the close of business on the Consent Period Expiration Date) up to the aggregate outstanding principal balance of the Class B Notes held by the non-consenting Class B Noteholders; and

              (iv) any remaining Designated Amounts, to the Series 1996-1 Excess Funding Account.

          If the Requisite Series 1996-1 Noteholders do not timely consent to such waiver, the Designated Amounts will be allocated to the Series 1996-1 Excess Funding Account.

                                   ARTICLE 6

                           FORM OF SERIES 1996-1 NOTES

          Section 6.1 Class A Notes.

          (a) Restricted Global Class A Note. Class A Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class A Note, substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A3, or Exhibit A-4 (as applicable) appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class A Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by NFLP and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

          (b) Temporary Global Class A Note: Permanent Global Class A Note. Class A Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in the form of a Temporary Global Class A Note, substantially in the form of Exhibit A-5, Exhibit A-6, Exhibit A-7 or Exhibit A-8 (as applicable) appended hereto, which shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by NFLP and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in Permanent Global Class A Note, substantially in the form of Exhibit A-9, Exhibit A-10, Exhibit A-ll, or Exhibit A-12 (as applicable) appended hereto, in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A Note will be exchangeable for definitive Class A Notes in accordance with the provisions of such Permanent Global Class A Note and the Base Indenture (as modified by this Supplement).

          Section 6.2 Class B Notes.

          (a) Restricted Global Class B Note. Class B Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class B Note, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3 (as applicable) appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, an in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class B Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by NFLP and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

          (b) Temporary Global Class B Note: Permanent Global Class B Note. Class B Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the United States Securities Act, as provided in the applicable placement agreement, and shall initially be issued in a form of Temporary Global Class B Note, substantially in the form of Exhibit B-4, Exhibit B-5, or Exhibit B-6 (as applicable) appended hereto, which shall be deposited on behalf of the purchasers of the Class B Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by NFLP and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class B Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class B Note, substantially in the form of Exhibit B-7, Exhibit B-8 or Exhibit B-9 (as applicable) appended hereto, in accordance with the provisions of such Temporary Global Class B Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class B Note will be exchangeable for definitive Class B Notes in accordance with the provisions of such Permanent Global Class B Note and the Base Indenture.

                                    ARTICLE 7

                                     GENERAL

          Section 7.1 Optional Repurchase. Class A Notes and Class B Notes shall be subject to repurchase in whole, but not in part, by NFLP at its option in accordance with Section 6.3 of the Base Indenture, as follows:

          (a) with respect to the Class A Notes, on any Distribution Date on or after which the Class A Principal Balance is reduced to an amount less than or equal to 10` of the Class A Initial Invested Amount (the "Class A Repurchase Amount"), and with respect to the Class B Notes, on any Distribution Date on or after which the Class A Notes have been paid in full and the Class B Principal Balance has been reduced to an amount less than or equal to 10` of the Class B Initial Invested Amount (the "Class B Repurchase Amount") (such Distribution Date, a "Repurchase Date"). The repurchase price for the Class A Notes shall equal the Class A Principal Balance (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A Principal Balance. The repurchase price for the Class B Notes shall equal the Class B Principal Balance (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class B Principal Balance.

          (b) A prepayment premium (the "Series 1996-1 Note Prepayment Premium") will be payable to the Series 1996-1 Noteholders upon (i) any repurchase of the Series 1996-1 Notes by NFLP other than as described in Section 7.1(a) and (ii) a prepayment in connection with a Waiver Request made other than by reason of a Manufacturer Event of Default or the unavailability of sufficient Vehicles subject to an Eligible Manufacturer Program. The Series 1996-1 Note Prepayment Premium with respect to the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes and Class B-3 Notes will be the excess, if any, of (A) the amount of interest that would have accrued on such repurchased Series 1996-1 Notes at the Class A-2 Rate, Class A-3 Rate, Class A-4 Rate, Class B-1 Rate, Class B-2 Rate or Class B-3 Rate (as applicable) during the period from and including the Distribution Date on which the repurchase price for such Series 1996-1 Notes is required to be distributed to such Series 1996-1 Noteholders to but excluding the Expected Final Distribution Date for the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1

     Notes, Class B-2 Notes, and Class B-3 Notes (taking account of the scheduled reductions in the aggregate principal balance of such Class A Notes and Class B Notes during the related Series 1996-1 Controlled Amortization Period), over (B) the amount of interest that would have accrued on an amount equal to the Principal Balance (taking account of the scheduled reductions in such aggregate principal balance during the related Series 1996-1 Controlled Amortization Period) of the repurchased Series 1996-1 Notes over the same period at an annual interest rate equal to the yield to maturity on the Determination Date preceding such Distribution Date on (1) in the case of the Class A-2 Notes, the 6-1/2% United States Treasury Notes maturing April 1999, (2) in the case of the Class A-3 Notes, the 5-5/8% United States Treasury Notes maturing February 2001, (3) in the case of the Class A-4 Notes, the 6-1/4% Treasury Notes due February 2003 and (4) in the case of the Class B-1 Notes, the 6-7/8% United States Treasury Notes maturing August 1999, (5) in the case of the Class B-2 Notes, the 7-7/8% United States Treasury Notes maturing August 2001 and (6) in the case of the Class B-3 Notes, the 5-3/4% United States Treasury Notes maturing August 2003. Such excess, if any, will be discounted to present value as of such Distribution Date at the related yield described in subclause (B) above.

          (c) The Series 1996-1 Note Prepayment Premium in respect of the Class A-1 Notes will equal the amount of interest that would have accrued on the aggregate principal balance of the Class A-1 Notes for the period commencing on the Distribution Date on which the repurchase price for the Class A-1 Notes to be distributed to the Class A-1 Noteholders and ending on the Expected Final Distribution Date applicable to the Class A-1 Notes, at a rate of interest equal to 0.5t discounted to present value at an interest rate per annum equal to the corporate bond equivalent yield to maturity on the Determination Date preceding such Distribution Date on the 6-1/2% United States Treasury Notes maturing April 1999.

          Section 7.2 Conditions to Exchanges. During the Series 1996-1 Controlled Amortization Period, neither NFLP nor the Servicer shall have any authority to release the Lien of the Master Collateral Agent on any Designated Vehicle pursuant to Section 3.4(b) of the Base Indenture unless on such day there are funds on deposit in the Series 1996-1 Excess Funding Account in an amount equal to or greater than the Series 1996-1 Liquidity Amount.

          Section 7.3 Minimum Overcollateralization. NFLP agrees and covenants with the Trustee that it shall not permit the sum of (a) the Overcollateralization Portion on any day plus (b) the Additional
Overcollateralization Amount on such day to be less than an amount equal to 4.0% of the sum of (x) the Class A Invested Amount on such day plus (y) the Class B Invested Amount on such day.

          Section 7.4 Maintenance of Rating; Payment of Rating Agency Fees. NFLP agrees and covenants with the Trustee to use commercially reasonable efforts to maintain the initial rating of the 1996-1 Notes issued by any Rating Agency. NFLP agrees and covenants with National and the Trustee to pay all reasonable fees and expenses of the Rating Agency and to promptly provide all documents and other information that the Rating Agency may reasonably request.

          Section 7.5 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture:

          Exhibit A-1:   Form of Restricted Global Class A-1 Note
          Exhibit A-2:   Form of Restricted Global Class A-2 Note
          Exhibit A-3:   Form of Restricted Global Class A-3 Note
          Exhibit A-4:   Form of Restricted Global Class A-4 Note
          Exhibit A-5:   Form of Temporary Global Class A-1 Note
          Exhibit A-6:   Form of Temporary Global Class A-2 Note
          Exhibit A-7:   Form of Temporary Global Class A-3 Note
          Exhibit A-8:   Form of Temporary Global Class A-4 Note
          Exhibit A-9:   Form of Permanent Global Class A-1 Note
          Exhibit A-10: Form of Permanent Global Class A-2 Note Exhibit A-11: Form of Permanent Global Class A-3 Note Exhibit A-12: Form of Permanent Global Class A-4 Note

          Exhibit B-1:   Form of Restricted Global Class B-1 Note
          Exhibit B-2:   Form of Restricted Global Class B-2 Note
          Exhibit B-3:   Form of Restricted Global Class B-3 Note
          Exhibit B-4:   Form of Temporary Global Class B-1 Note
          Exhibit B-5:   Form of Temporary Global Class B-2 Note
          Exhibit B-6:   Form of Temporary Global Class B-3 Note
          Exhibit B-7:   Form of Permanent Global Class B-1 Note
          Exhibit B-8:   Form of Permanent Global Class B-2 Note
          Exhibit B-9:   Form of Permanent Global Class B-3 Note

          Exhibit C:     Form of Consent

          Section 7.6 Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

          Section 7.7 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 7.8 Governing Law. This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

          Section 7.9 Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that the consent of the Support Credit Enhancer shall be required for any amendment to this Indenture or the Lease which modifies the definition of "Lease Event of Default", "Series 1996-1 Lease Payment Deficit", "Rent", "Monthly Base Rent", "Monthly Variable Rent" or "Monthly Supplemental Rent", or any amendment that affects the conditions for, or the method of, drawing on the Letter of Credit; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the Series 1996-1 Principal Balance; Provided, further, however, if the consent the Required Noteholders is required for an amendment or modification of this Supplement that (a) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class B Notes), (b) affects only the Class A-2 Notes (and does not affect in any material respect the Class A-1 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 necessity of obtaining the consent of the Required Noteholders respect of the Class A-1 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class B Notes),
(c) affects only the

Class A-3 Notes (and does not affect in any material respect the Class A-1 Notes, the Class A-2 Notes, the Class A-4 Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-3 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-3 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes, the Class A-2 Notes, the Class A-4 Notes or the Class B Notes), (d) affects only the Class A-4 Notes (and does not affect in any material respect the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-4 Noteholders representing more than 50` of the aggregate outstanding principal amount of the Class A-4 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class B Notes), (e) affects only the Class A Notes (and does not affect in any material respect the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A Noteholders representing more than 50% of the Class A Principal Balance (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B Notes), (f) affects only the Class B-1 Notes (and does not affect in any material respect the Class A Notes, the Class B-3 Notes or the Class B-2 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-1 Noteholders representing more than 50` of the aggregate outstanding principal amount of the Class B1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A, the Class B-2 Notes or the Class B-3 Notes), (g) affects only the Class B-2 Notes (and does not affect in any material respect the Class A Notes, the Class B-1 Notes or the Class B-3 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-2 Noteholders representing more than 50% of the aggregate outstanding amount of the Class B-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B-1 Notes or the Class B-3 Notes), (h) affects only the Class B-3 Notes (and does not affect in any material respect the Class A Notes, the Class B-1 Notes or the Class B-2 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-3 Noteholders representing more than 50` of the aggregate outstanding principal amount of the Class B-3 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class E-1 Notes or the Class B-2 Notes) or (i) affects only the Class B Notes (and does not affect in any material respect the Class A Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B Noteholders representing more than 50\ of the Class B Principal Balance (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes).

          Section 7.10 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section ll.l(b) of the Base Indenture will be effective as to the Series 1996-1 Notes without the consent of the Required Noteholders of the Series 1996-1 Notes.

          Section 7.11 Inspection of Property. Books and Records. At the written request of Series 1996-1 Noteholders evidencing 10% or more of the Series 1996-1 Invested Amount (which request shall specify the matters to be investigated with reasonable specificity), but in no event more than semi-annually, the Trustee shall investigate such matters as permitted under
Section 8.8 of the Base Indenture.

          IN WITNESS WHEREOF, NFLP and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    NATIONAL CAR RENTAL FINANCING
                                      LIMITED PARTNERSHIP

                                      By: NATIONAL CAR RENTAL FINANCING
                                          CORPORATION, its General Partner

                                          By: /s/
                                             ----------------------------------
                                             Name:
                                             Title:

                                      THE BANK OF NEW YORK, as Trustee

                                      By: /s/
                                         --------------------------------------
                                         Name:
                                         Title: